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                    REVOLVING LINE OF CREDIT LOAN AGREEMENT

                            executed by and between

                      DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.,
                               as the Borrower,

                                      AND

                              MELLON BANK, N.A.,

                                 as the Lender

                             Dated:  May 31, 1996

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                               TABLE OF CONTENTS

                                                                        Page

PREAMBLE AND RECITALS.......................................................1

                                   ARTICLE I

                           DEFINITIONS AND RULES OF
                        INTERPRETATION AND CONSTRUCTION

Section 1.01  Definitions...................................................2
Section 1.02  Rules of Interpretation and Construction.....................19
Section 1.03  Accounting Principles........................................20


                                  ARTICLE II

              AMOUNT AND TERMS FOR THE REVOLVING CREDIT FACILITY

Section 2.01  Revolving Credit Facility....................................22
Section 2.02  Interest on the Revolving Credit Loans.......................26
Section 2.03  Fees.........................................................29
Section 2.04  Voluntary Prepayments........................................30
Section 2.05  Payments; Collection of Accounts.............................30
Section 2.06  Special Provision Governing Eurodollar Rate Loans............31
Section 2.07  Increased Capital............................................35
Section 2.08  Authorized Officers of the Borrower..........................35
Section 2.09  Taxes........................................................36


                                  ARTICLE III

                   CONDITIONS TO THE REVOLVING CREDIT LOANS

Section 3.01  Conditions Precedent to the Effectiveness of this Loan
              Agreement....................................................37
Section 3.02  Conditions Precedent to All Revolving Credit Loans and the
              Issuance of Letters of Credit................................39

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                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

Section 4.01  Representations and Warranties on the Effective Date.........41
Section 4.02  Subsequent Funding Representations and Warranties............48


                                   ARTICLE V

                              REPORTING COVENANTS

Section 5.01  Statement of Accounting......................................49
Section 5.02  Reporting and Information Requirements.......................49


                                  ARTICLE VI

                             AFFIRMATIVE COVENANTS

Section 6.01  Corporate Existence, Etc.....................................54
Section 6.02  Corporate Powers, Etc........................................54
Section 6.03  Compliance with Laws, Etc....................................54
Section 6.04  Payment of Taxes and Claims..................................54
Section 6.05  Maintenance of Properties; Insurance.........................54
Section 6.06  Inspection of Property; Books and Records; Discussion........55
Section 6.07  Litigation, Claims, Etc......................................55
Section 6.08  Labor Disputes...............................................55
Section 6.09  Maintenance of Licenses, Permits, Etc........................56
Section 6.10  Use of Proceeds..............................................56
Section 6.11  Continuation of or Change in Business........................56
Section 6.12  Additional Corporate Guarantors and/or Partnership
              Guarantors...................................................56

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                                  ARTICLE VII

                              NEGATIVE COVENANTS

Section 7.01  Consolidated Debt............................................57
Section 7.02  Sale of Assets; Liens .......................................57
Section 7.03  Loans, Advances and Investments..............................58
Section 7.04  Restricted Junior Payments...................................59
Section 7.05  Transactions with Shareholders and Affiliates................59
Section 7.06  Restriction on Fundamental Changes...........................59
Section 7.07  ERISA........................................................59
Section 7.08  Amendment of Articles of Incorporation or By-laws............60
Section 7.09  Margin Regulations...........................................60
Section 7.10  Cancellation of Consolidated Debt; Prepayment................60
Section 7.11  Environmental Liabilities....................................60
Section 7.12  Guaranties...................................................61
Section 7.13  No Negative Pledge to Other Person...........................61


                                 ARTICLE VIII

                              FINANCIAL COVENANTS

Section 8.01  Minimum Consolidated Quick Ratio.............................62
Section 8.02  Maximum Consolidated Leverage Ratio..........................62
Section 8.03  Minimum Consolidated Interest Coverage Ratio.................62


                                  ARTICLE IX

                    EVENTS OF DEFAULT; RIGHTS AND REMEDIES

Section 9.01  Events of Default............................................63
Section 9.02  Rights and Remedies..........................................65
Section 9.03  Application of Proceeds......................................65
Section 9.04  No Notices...................................................66
Section 9.05  Agreement to Pay Attorneys' Fees and Expenses ...............66
Section 9.06  No Additional Waiver Implied by One Waiver...................66
Section 9.07  Failure to Exercise Rights...................................66
Section 9.08  Waiver of Jury Trial.........................................67
Section 9.09  Remedies Cumulative..........................................67

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                                   ARTICLE X

                                 MISCELLANEOUS

Section 10.01  Expenses....................................................68
Section 10.02  Indemnity...................................................68
Section 10.03  Amendments and Waivers......................................69
Section 10.04  Independence of Covenants...................................69
Section 10.05  Notices.....................................................69
Section 10.06  Survival of Warranties and Agreements.......................69
Section 10.07  Payments Set Aside..........................................69
Section 10.08  Severability................................................70
Section 10.09  Governing Law...............................................70
Section 10.10  Successors and Assigns......................................70
Section 10.11  Consent to Jurisdiction and Service of Process..............70
Section 10.12  Counterparts; Effectiveness; Inconsistencies................71
Section 10.13  Entire Agreement............................................71


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                            EXHIBITS AND SCHEDULES

                                   Exhibits

Exhibit "A" List of Eurodollar Affiliates
Exhibit "B" Form of Notice of Borrowing
Exhibit "C" Form of Notice of Conversion/Continuation
Exhibit "D" Form of Revolving Credit Note
Exhibit "E" Form of Opinion Letter
Exhibit "F" Form of Officer's Certificate
Exhibit "G" Form of Letter of Credit Reimbursement Agreement

                                   Schedules

Schedule 2.01 List of Subsidiaries and/or Affiliates Who May Borrow and/or have Letters of Credit Issued for Their Account

Schedule 2.01 (iv)   Existing Debt to be Refinanced

Schedule 4.01(iii)   Existing Issued and Authorized Capital Stock of the
                     Borrower

Schedule 4.01(vii) Pending Actions, Suits, Proceedings, Governmental Investigations or Arbitrations

Schedule 4.01(xv)    Environmental Disclosure

Schedule 4.01(xvi)   ERISA

Schedule 4.01 (xx)   List of Joint Ventures

Schedule 4.01(xxi)   Existing Insurance Policies, Programs and Claims

Schedule 4.01(xxvii) Labor Unions/Collective Bargaining Agreements

Schedule 6.05        Insurance Policies and Programs

Schedule 7.01(iii)   Permitted Existing Consolidated Debt

Schedule 7.03        Existing Loans and Investments

Schedule 7.12(i)     List of Existing Guaranties


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                    REVOLVING LINE OF CREDIT LOAN AGREEMENT

      THIS REVOLVING LINE OF CREDIT LOAN AGREEMENT (including all amendments, modifications and supplements is hereinafter referred to as the "Loan Agreement"), is made this 31st day of May 1996, by and between

      DIAGNOSTIC/RETRIEVAL SYSTEMS, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 5 Sylvan Way, Parsippany, New Jersey 07054 (hereinafter referred to as the "Borrower"),

      AND

      MELLON BANK, N.A., a national banking association duly organized and validly existing under the laws of the United States of America, having an office located at Mellon Bank Center, 1735 Market Street, Philadelphia, Pennsylvania 19101 (hereinafter referred to as the "Lender").

                             W I T N E S S E T H:

      WHEREAS, the Borrower is engaged in the business of designing, manufacturing and marketing high technology products for military and commercial customers in the United States and abroad; and

      WHEREAS, the Borrower has requested that the Lender make to the Borrower an unsecured recourse revolving line of credit loan in the aggregate principal amount of up to Fifteen Million and 00/100 ($15,000,000.00) Dollars for the purposes of (i) refinancing existing indebtedness of the Borrower and its "Subsidiaries" and "Affiliates" (as such terms are hereinafter defined) and (ii) financing a portion of the Borrower's working capital and standby letters of credit requirements (hereinafter referred to as the "Revolving Credit Facility"); and

      WHEREAS, the Lender has agreed to make the Revolving Credit Facility available to the Borrower, subject to the terms, conditions and provisions hereinafter set forth; and

      NOW, THEREFORE, in consideration of these premises and the mutual representations, covenants and agreements of the Borrower and the Lender, each party binding itself and its successors and assigns, does hereby promise, covenant and agree as follows:

                                   ARTICLE I

                   DEFINITIONS, RULES OF INTERPRETATION AND
                    CONSTRUCTION, AND ACCOUNTING PRINCIPLES

      Section 1.01 Definitions. The following terms, as used in this Loan Agreement, shall have the following meanings, unless the context clearly indicates and requires otherwise:

      "Affiliate" of any Person shall mean any other Person which or who, directly or indirectly, controls or is controlled by, or is under common control with such Person; provided, however, natural persons and minority partners of any said Person shall not be deemed an Affiliate for purposes of this definition. For the purposes of the preceding sentence, "controls" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise, and in any case shall include direct or indirect ownership (beneficially or of record) of, or direct or indirect power to vote, fifty percent (50%) or more of the outstanding shares of any class of capital stock of such Person (or in the case of a Person that is not a corporation, fifty percent (50%) or more of any class of equity interest).

      "Agreement of Guaranty" shall mean that certain Agreement of Guaranty executed by the Corporate Guarantors and the Partnership Guarantors, on a joint and several basis, and delivered to the Lender, dated the date of this Loan Agreement, pursuant to which the Corporate Guarantors and the Partnership Guarantors unconditionally guaranty the prompt and complete performance of all of the Borrower's duties, covenants and obligations under this Loan Agreement and the Revolving Credit Note. The term "Agreement of Guaranty" shall also be deemed to mean and refer to all amendments, modifications and supplements to said agreement made and/or entered into subsequent to the Closing Date, including, without limitation, all amendments which are consummated for the purposes of adding any new and/or additional Persons as guarantors, all as provided for in Section 6.12 of this Loan Agreement.

      "Applicable Interest Rate" shall mean the applicable per annum interest rate on each of the Revolving Credit Loans determined pursuant to Section 2.02(i) of this Loan Agreement.

      "Authorized Officer" shall mean those officers/general partners of the Borrower, the Corporate Guarantors and/or the Partnership Guarantors, whose signatures and incumbency shall have been certified to the Lender pursuant to an Officer's Certificate delivered on the Closing Date or any other form of resolution or certification delivered to and approved by the Lender after the Closing Date.

      "Bankruptcy Code" shall mean Title 11 of the United States Bankruptcy Code (11 U.S.C. Section 101 et seq.), as amended from time to time, or any successor statute.

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      "Benefit Plan" shall mean a defined benefit plan as defined in Section 3
(35) of ERISA (other than a Multiemployer Plan) in respect of which the Borrower, its Subsidiaries, its Affiliates or an ERISA Affiliate is, or within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

      "Big-Six Accounting Firm" shall mean any of Arthur Andersen & Co., KPMG Peat Marwick, Coopers & Lybrand, Ernst & Young, Deloitte & Touche and Price Waterhouse or any of their respective successors.

      "Borrower" shall have the meaning ascribed and assigned to such term as set forth in the preamble of this Loan Agreement.

      "Borrowing" and/or "Borrowings" shall mean a borrowing consisting of Revolving Credit Loans made on the same day by the Lender.

      "Borrowing Date" shall mean with respect to any Revolving Credit Loan, any Business Day specified in any Notice of Borrowing delivered to the Lender by the Borrower in accordance with the provisions of Section 2.01 (ii) of this Loan Agreement, as the date upon which the Borrower requests the Lender to make a Revolving Credit Loan hereunder and upon which such Revolving Credit Loan is made.

      "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the Commonwealth of Pennsylvania, or is a day upon which banking institutions located in such state are required or authorized by law or other governmental action to close and (ii) with respect to all notices, determinating fundings and payments in connection with the Eurodollar Rate, any day which is a Business Day described in clause (i) above, and which is also a day for trading by and between banks in the London interbank eurodollar market.

      "Capital Expenditures" shall mean, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities during such period) of the Borrower, its Subsidiaries and its Affiliates during such period which would be classified as capital expenditures in accordance with Generally Accepted Accounting Principles (including, without limitation, expenditures for maintenance and repairs which are capitalized, and Capitalized Leases to the extent an asset is recorded in connection therewith in accordance with Generally Accepted Accounting Principles).

      "Capitalized Lease" and "Capitalized Leases" shall mean at any time any lease which is, or is required under Generally Accepted Accounting Principles to be, capitalized on the balance sheet of the lessee at such time.

      "Capitalized Lease Obligation" shall mean all monetary obligations of any Person under any leasing or similar arrangement which, in accordance with Generally Accepted Accounting Principles, are or would be classified as Capitalized Leases.


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      "CERCLIS" shall mean the Comprehensive Environmental Response,
Compensation and Liability Information System List, as the same may be amended from time to time.

      "Claim" shall mean any claim or demand, by any Person, of whatsoever kind or nature for any alleged Liabilities and Costs, based in a dispute whether involving contract, tort, implied or express warranty, strict liability, criminal or civil statute, permit, ordinance or regulation, common law or otherwise, the consequences of which dispute are reasonably likely to result in a Material Adverse Effect.

      "Closing Date" shall mean the date upon which this Loan Agreement is executed by the Lender and the Borrower, and the conditions set forth in Section
3.01 of this Loan Agreement have been completed and fulfilled to the satisfaction of the Lender.

      "Code" means the Internal Revenue Code of 1986, as amended, any successor statute of similar import, and regulations thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed also to refer to any successor sections.

      "Commitment Letter" shall mean the commitment letter dated March 25, 1996, from the Lender to the Borrower, as amended by the letters dated March 28, 1996 and April 8, 1996, from the Lender to the Borrower, pursuant to which the Lender offered and the Borrower accepted the Lender's commitment to provide the Revolving Credit Facility.

      "Consolidated Cash and Cash Equivalents" shall mean all (i) cash and cash equivalents and (ii) any of the following: (a) marketable direct obligations issued or unconditionally guarantied by the United States Government or issued by an agency thereof and backed by the full faith and credit of the United States, in each case maturing within one (1) year after the date of acquisition thereof; (b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one (1) year after the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc. and not listed in Credit Watch published by Standard & Poor's Corporation; (c) commercial paper of a corporation having a net worth of not less than $1,000,000,000.00, other than commercial paper issued by the Borrower, its Subsidiaries or its Affiliates, maturing no more than ninety (90) days after the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 or P-1 from either Standard & Poor's Corporation or Moody's Investors Service, Inc.; (d) domestic certificates of deposit or domestic time deposits or repurchase agreements maturing within one (1) year after the date of acquisition thereof issued by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having FDIC insurance; (e) any funds deposited or invested by the Borrower, its Subsidiaries and/or its Affiliates of the Borrower in accounts maintained with the Lender and/or with any other commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having FDIC insurance; and (f) money market funds having assets in excess of $1,000,000,000.00.


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      "Consolidated Current Liabilities" shall mean, as at any date of determination, all liabilities which, in accordance with Generally Accepted Accounting Principles, would be classified on a consolidated balance sheet of the Borrower, its Subsidiaries and its Affiliates as current liabilities, and in any event all Borrowings under the Revolving Credit Facility.

      "Consolidated Debt" shall mean with respect to the Borrower, its Subsidiaries and its Affiliates, the aggregate sum of the following items as such items appear on a consolidated balance sheet of the Borrower, its Subsidiaries and its Affiliates to any Person (other than each other) in accordance with Generally Accepted Accounting Principles: (i) the unpaid principal balance of all indebtedness or liability for money borrowed or owed by the Borrower, its Subsidiaries and/or its Affiliates to any Person (other than each other) from time to time (including any renewals, extensions and refundings thereof), whether or not the indebtedness was heretofore or hereafter created, issued, incurred, assumed or guarantied; (ii) the unpaid principal balance of all indebtedness or liability for the deferred purchase price of property or services incurred (including trade obligations); (iii) all obligations as lessee under leases which have been or should be recorded as Capitalized Lease Obligations; (iv) all current Obligations in respect of any unfunded vested benefits under any Plan covered by Title IV of ERISA; (v) all obligations, contingent or otherwise relative to the face amount of all Letters of Credit issued for the Borrower's, its Subsidiaries' and/or Affiliates' account, whether or not drawn; (vi) all obligations arising under bankers' acceptance facilities issued for the account of the Borrower, its Subsidiaries and/or its Affiliates;
(vii) all guaranties, endorsements and other contingent obligations to purchase, to provide funds for payments, to supply funds to invest in the Borrower, its Subsidiaries and/or its Affiliates or otherwise to assure a creditor against loss (except endorsements of negotiable instruments for deposit or collection in the ordinary course of business shall not constitute Consolidated Debt); and
(viii) all obligations secured by any mortgage, lien, pledge, or security interest or other charge or encumbrance on property, whether or not the obligations have been assumed.

      "Consolidated Interest Coverage Ratio" shall mean, as of any date of determination thereof for the period of four (4) consecutive Fiscal Quarters immediately preceding said date of determination taken together as one accounting period, the ratio of (i) the sum of (a) Consolidated Net Income for such test period plus (b) all interest expenses on all Consolidated Debt for such test period minus (c) prepaid principal on Consolidated Subordinated Debt as permitted under Sections 7.04 and 7.10 of this Agreement, during such test period -to- (ii) all interest expenses on all Consolidated Debt for such test period, all as calculated in accordance with Generally Accepted Accounting Principles.

      "Consolidated Net Income" shall mean, as of any date of determination for any test period, all amounts which, in accordance with Generally Accepted Accounting Principles, would be included under net income (after the payment of all federal and state income taxes) on a consolidated income statement of the Borrower, its Subsidiaries and its Affiliates for such test period.


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      "Consolidated Net Worth" shall mean, as at any date of determination, all items which, in accordance with Generally Accepted Accounting Principles, would be included under shareholders' equity on a consolidated balance sheet of the Borrower, its Subsidiaries and its Affiliates at such date.

      "Consolidated Quick Ratio" shall mean, as at any date of determination, the ratio of (i) the sum of (a) Consolidated Cash and Cash Equivalents plus, (b) billed accounts receivable of the Borrower, its Subsidiaries and its Affiliates as shown on their consolidated balance sheet in accordance with Generally Accepted Accounting Principles -to- (ii) Consolidated Current Liabilities.

      "Consolidated Senior Liabilities" shall mean, as at any date of determination, all items which, in accordance with Generally Accepted Accounting Principles, would be included on a consolidated balance sheet of the Borrower, its Subsidiaries and its Affiliates as Consolidated Debt, excluding, however, Consolidated Subordinated Debt.

      "Consolidated Subordinated Debt" shall mean, as at any date of determination, any Consolidated Debt of the Borrower, its Subsidiaries and/or its Affiliates, which in accordance with the terms of the documentation evidencing said Consolidated Debt, is subordinated to the repayment of the Revolving Credit Facility, including, without limitation, (i) the then outstanding principal balance of an original $25,000,000.00 9% Senior Subordinated Convertible Debentures Due October 1, 2003, evidenced by that certain Indenture dated as of September 22, 1995, executed by and between the Borrower and The Trust Company of New Jersey and (ii) the then outstanding principal balance of an original $25,000,000.00 8-1/2% Convertible Subordinated Debentures Due August 1, 1998, evidenced by that certain Indenture dated August 1, 1983, executed by and between the Borrower and Bankers Trust Company.

      "Consolidated Tangible Net Worth" shall mean, as at any date of determination, Consolidated Net Worth minus the following: (i) goodwill, including any amounts (however designated on the balance sheet) representing the cost of acquisitions of Subsidiaries and/or Affiliates in excess of underlying tangible assets; (ii) patents, trademarks and copyrights; and (iii) deferred charges (including, without limitation, unamortized debt discount and expense, organization expenses and experimental and development expenses, but excluding prepaid expenses).

      "Contractual Obligation" shall mean with respect to any Person, any provision of any Securities issued by that Person or any indenture, mortgage, deed of trust, contract, undertaking, document, instrument or other agreement or instrument to which that Person is a party or by which it or any of its properties is bound, or to which it or any of its properties is subject (including, without limitation, any restrictive covenant affecting such Person or any of its properties).

      "Corporate Guarantors" shall mean the collective reference to (i) Technology Applications & Service Company, a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 200 Professional Drive,


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Gaithersburg, Maryland 20879; (ii) Photronics Corp., a corporation duly organized, validly existing and in good standing under the laws of the State of New York, having its principal office located at 270 Motor Parkway, Hauppauge, New York 11788; (iii) Precision Echo, Inc., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 3105 Patrick Henry Drive, Santa Clara, California 95054; (iv) Ahead Technology Inc., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 6410 Via Del Oro, San Jose, California 95054; (v) OMI Acquisition Corp., (also doing business as OMI Corp.), a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 270 Motor Parkway, Hauppauge, New York 11788; (vi) DRS Systems Management Corporation, a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 138 Bauer Drive, Oakland, New Jersey 07436; (vii) Ahead Technology Acquisition Corporation, a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 3105 Patrick Henry Drive, Santa Clara, California 95054; (viii) DRS/MS, Inc., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 138 Bauer Drive, Oakland, New Jersey 07436 and (ix) any new or additional Subsidiaries of the Borrower which are purchased, acquired or created during the term of the Revolving Credit Facility. Each of the Corporate Guarantors may sometimes be hereinafter referred to individually as a "Corporate Guarantor".

      "Customary Permitted Liens" shall mean

            (i) Liens (other than Environmental Liens and any Lien imposed under ERISA) for taxes, assessments or charges of any Governmental Authority or claims not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with Generally Accepted Accounting Principles;

            (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens (other than any Lien imposed under ERISA) imposed by Law, including, without limitation, Liens in favor of any Governmental Authority securing progress payments made under government contracts created in the ordinary course of business and for amounts not yet due or which are being contested in good faith by appropriate proceedings which are sufficient to prevent imminent foreclosure of such Liens, are promptly instituted and diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with Generally Accepted Accounting Principles;

            (iii) Liens (other than any Lien imposed under ERISA) incurred or deposits made in the ordinary course of business (including, without limitation, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts, statutory obligations and other similar obligations or arising as a result of progress payments or deposits under government contracts (including foreign government contracts);


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

            (iv) easements (including, without limitation, reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and other restrictions, charges or encumbrances (whether or not recorded) affecting the use of real property or impair the use thereof;

            (v) Liens arising as a result of the filing of any financing statement under the Uniform Commercial Code of a particular State or comparable law of any jurisdiction covering consigned or leased goods which do not constitute assets of the Borrower, its Subsidiaries and/or its Affiliates and which consignment and/or lease is not intended as security for an obligation;

            (vi) Liens arising out of and with respect to customer deposits made in the ordinary course of the Borrower's, its Subsidiaries' and/or its Affiliates' businesses; and

            (vii) extensions, renewals or replacements of any Lien referred to in paragraphs (i) through (vi) above, provided (a) that, in the case of paragraphs (i) through (iii) above, the principal amount of the obligation secured thereby is not increased and (b) that any such extension, renewal or replacement is limited to the property originally encumbered thereby.

      "Default Rate" shall mean a rate of interest equal to three percent (3.0%) above the applicable nondefault interest rate with respect to the Revolving Credit Loans.

      "DOL" shall mean the United States Department of Labor and any successor department or agency.

      "Dollar," "Dollars" and the symbol "$" shall mean lawful money of the United States of America.

      "Environment" shall mean all air, surface water, water, vapor, groundwater, drinking water supply or land, including land surface or subsurface, and includes all fish, wildlife, biota and all other natural resources.

      "Environmental Approval" shall mean any Governmental Action pursuant to or required under any Environmental Law.

      "Environmental Claim" shall mean, with respect to any Person, any action, suit, proceeding, investigation, notice, claim, complaint or demand, made by any other Person (including but not limited to, any Governmental Authority, citizens' group or present or former employee of such first Person) alleging, asserting or claiming any actual or potential (i) violation of any Environmental Law, (ii) liability under any Environmental Law or (iii) liability for investigatory costs, cleanup costs, governmental response costs, damages to the Environment, property damages, personal injuries, fines or penalties arising out of, based on or resulting from the presence, or release into the Environment, of any Environmental Concern Materials at any location, whether or not owned by such Person; provided, however, in no event shall any voluntary action, proceeding or investigation

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made or brought by the Borrower, its Subsidiaries and/or its Affiliates from time to time in connection with their own activities or inactivities be included in this definition.

      "Environmental Cleanup Site" shall mean any location which is listed or proposed for listing on the National Priorities List, on CERCLIS or on any similar state list of sites requiring investigation or cleanup, or which is the subject of any pending or threatened action, suit, proceeding or investigation related to or arising from any alleged violation of any Environmental Law.

      "Environmental Concern Materials" shall mean (i) any flammable substance, explosive, radioactive material, hazardous material, hazardous waste, toxic substance, solid waste, pollution, contaminate or any related material, raw material, substance, product or by-product of any substance specified in or regulated or otherwise affected by any Environmental Law (including but not limited to any "hazardous substance" as defined in any Environmental Law), (ii) any toxic chemical or other substance from or related to industrial, commercial or institutional activities and (iii) asbestos, gasoline, diesel fuel, motor oil, waste and used oil, heating oil and other petroleum products or compounds, polychlorinated biphenyls, radon and urea-formaldehyde.

      "Environmental Law" and "Environmental Laws" shall mean any Law, whether now existing or subsequently enacted or amended, relating to (i) pollution or protection of the Environment, (ii) exposure of Persons, including, but not limited to, employees, to Environmental Concern Materials, (iii) protection of the public health or welfare from the effects of products, by-products, wastes, emissions, discharges or releases of Environmental Concern Materials or (iv) regulation of the manufacture, generation, use or introduction into commerce of Environmental Concern Materials including their manufacture, formulation, packaging, labeling, distribution, treatment, transportation, handling, storage or disposal. Without limitation, "Environmental Law" shall include (a) any Environmental Approval and the terms and conditions thereof; (b) the following statutes: the Clean Air Act (42 U.S.C. ss.7401 et seq.); the Comprehensive Environmental Response Compensation and Liability Act of 1980 (42 U.S.C. ss.9601 et seq.); the Federal Water Pollution Control Act (33 U.S.C. ss.1251 et seq.); the Hazardous Material Transportation Act (49 U.S.C. ss.1801 et seq.); the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. ss.136 et seq.); the Resource Conservation and Recovery Act of 1976 (42 U.S.C. ss.6901 et seq.) (including the Hazardous and Solid Waste Amendments of 1984), the Toxic Substance Control Act (15 U.S.C. ss.2601 et seq.); the Federal Occupational Safety & Health Act of 1970 (29 U.S.C. ss.651 et seq.) (including ss.3101 of the Omnibus Reconciliation Act of 1990), and the regulations promulgated thereunder and all as amended from time to time; and (c) any common law doctrine (including, without limitation, injunctive relief and tort, such as negligence, nuisance, trespass and strict liability) that may impose obligations or liabilities for personal injury or property damage due to, or threatened as a result of, the presence of or exposure to Environmental Concern Materials.

      "Environmental Lien" shall mean a Lien in favor of any Governmental Authority for (i) any liability currently due and payable under any Environmental Laws or (ii) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of any Environmental Concern Materials into the Environment.

      "Equipment" of any Person, shall mean and include (i) all of such Person's now owned and hereafter acquired machinery; (ii) all manufacturing, distribution, selling, data processing and office equipment; and (iii) all furniture, furnishings, appliances, fixtures and trade fixtures, tools, toolings, molds, dies, vehicles, vessels, aircraft and all other goods of every type and description (other than inventory).

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute of similar import, together with the regulations promulgated thereunder by the United States Treasury Department, the DOL and/or the PBGC.

      "ERISA Affiliate" shall mean each trade or business (whether or not incorporated) which together with the Borrower, its Subsidiaries and/or its Affiliates would be deemed to be a "single employer" within the meaning of
Section 4001 of ERISA.

      "Eurodollar Affiliate" shall mean with respect to the Lender, the affiliate of the Lender, if any, set forth on Exhibit "A" attached to this Loan Agreement.

      "Eurodollar Interest Period" shall mean one or more periods of time during which the Borrower may select, convert to or continue a Eurodollar Rate Loan, such funding period with respect to the Revolving Credit Facility, to be either a fourteen, thirty, sixty or ninety day period, subject to availability, all as more fully subject to the provisions of Section 2.06 of this Loan Agreement.

      "Eurodollar Interest Payment Date" shall mean, with respect to any Eurodollar Rate Loan, the last day of each Eurodollar Interest Period applicable to such Loan.

      "Eurodollar Interest Rate Determination Date" shall mean the date on which the Lender determines the Eurodollar Rate applicable to (i) a Borrowing or (ii) the continuation or conversion of Eurodollar Rate Loans. The Eurodollar Interest Rate Determination Date shall be the second Business Day prior to the first day of the Eurodollar Interest Period applicable to such Borrowing, continuation or conversion.

      "Eurodollar Portion" of any Revolving Credit Loans shall mean at any time the portion, including the whole, of such Revolving Credit Loans bearing interest at any time under the Eurodollar Rate.

      "Eurodollar Rate" shall mean, with respect to any Eurodollar Interest Period applicable to a Borrowing of Eurodollar Rate Loans, an interest rate per annum determined by the Lender obtained by dividing (i) the rate of interest determined by the Lender in good faith in accordance with its usual procedures (which determination shall be conclusive) to be the average (rounded upward to the nearest whole multiple of one one-thousandth of one percent (1/1000 of 1%) per annum if such average is not such a multiple) of the rates per annum at which deposits in Dollars are offered to major money center banks in the London interbank eurodollar market at approximately 11:00 a.m.

(London time) on the Eurodollar Interest Rate Determination Date for a period equal to such Eurodollar Interest Period and in an amount substantially equal to the amount of the Eurodollar Rate Loan to be made by the Lender and to be outstanding during such Eurodollar Interest Period by (ii) a percentage equal to 100% minus the Eurodollar Reserve Percentage. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage. The "Eurodollar Rate" may also be expressed by the following formula:

                        [average of the rates offered to major]
                        [money center banks in the ]
      Eurodollar Rate = [London interbank Eurodollar market as determined by the
                           Agent]
                        [1.00 - Eurodollar Reserve Percentage]

Finally, the "Eurodollar Rate" shall in all circumstances mean the rate of interest which is customarily referred to as the "London Interbank Offered Rate".

      "Eurodollar Rate Loans" shall mean those Revolving Credit Loans outstanding which bear interest at a rate determined by reference to the Eurodollar Rate as provided for in Sections 2.02(i) and 2.06 of this Loan Agreement.

      "Eurodollar Rate Option" shall mean one of the interest rates available to the Borrower as provided for and described in Section 2.02(i)(a)(2) of this Loan Agreement.

      "Eurodollar Rate Taxes" shall have the meaning ascribed to such term in
Section 2.06(vii)(a) of this Loan Agreement.

      "Eurodollar Reserve Percentage" shall mean for any date that percentage, if any (expressed as a decimal, rounded upward to the nearest 1/100 of 1%), as determined in good faith by the Lender (which determination shall be conclusive) which is in effect on such date, as prescribed by the Federal Reserve Board, for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in respect of "eurocurrency liabilities" having a term equal to the applicable Eurodollar Interest Period (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Rate Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any bank to United States residents).

      "Event of Default" or "Events of Default" shall mean any of the events of default as defined and described in Section 9.01 of this Loan Agreement.

      "Facility Fee" shall mean that certain facility fee in the amount of $20,000.00 paid by the Borrower to the Lender as follows: $10,000.00 upon acceptance of the Commitment Letter and $10,000.00 on the Closing Date.

      "FDIC" shall mean the Federal Deposit Insurance Corporation or any successor thereto.

      "Federal Reserve Board" shall mean the Board of Governors of the Federal Reserve System or any governmental authority succeeding to its functions.

      "Fiscal Quarter" shall mean the following three month periods of each Fiscal Year:

                        April 1     -    June 30
                        July 1      -    September 30
                        October 1   -    December 31
                        January 1   -    March 31

      "Fiscal Year" shall mean that period commencing on April 1 and ending on March 31 of each year or such other period as the Borrower may designate and the Lender may approve in writing.

      "Funding Segment" shall mean with respect to an Eurodollar Rate Loan, the entire principal amount of such Eurodollar Portion to which at the time in question there is applicable a particular Eurodollar Interest Period beginning on a particular day and ending on a particular day. (By definition, each such Eurodollar Portion is at all times composed of an integral number of discrete Funding Segments and the sum of the principal amounts of all Funding Segments of any such Eurodollar Portion at any time equals the principal amount of such Eurodollar Portion at such time.)

      "Generally Accepted Accounting Principles" shall mean generally accepted accounting principles in the United States of America, as in effect from time to time, as developed, modified and set forth in the opinions and pronouncements of the Accounting Principles Board, the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, or in such other statements by such other Person as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination, subject to the terms of Section 1.03 of this Loan Agreement.

      "Governmental Action" shall mean any approval, order, consent, authorization, certificate, license, permit or validation of, or exemption or other action by, or filing, recording or registration with or notice to, any Governmental Authority.

      "Governmental Acts" shall have the meaning ascribed and assigned to such term as set forth in Section 2.01 (vii) of this Loan Agreement.

      "Governmental Authority" shall mean any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

      "Indemnified Party" and "Indemnified Parties" shall mean the Lender and the directors, officers, trustees, employees, agents, attorneys and controlling shareholders of the Lender.

      "Independent Certified Public Accountant" shall mean KPMG Peat Marwick and any other recognized independent certified public accounting firm selected by the Borrower, its Subsidiaries and/or its Affiliates which accounting firm is satisfactory to the Lender, including, without limitation, any one of the other Big-Six Accounting Firms.

      "IRS" shall mean the Internal Revenue Service and any Person succeeding to the functions thereof.

      "Law" shall mean any law (including common law), constitution, statute, treaty, convention, regulation, rule, ordinance, order, injunction, writ, decree or award of any Governmental Authority.

      "Lender" shall have the meaning ascribed and assigned to such term as set forth in the preamble of this Loan Agreement.

      "Letter of Credit" or "Letters of Credit" shall mean any standby letter of credit issued by the Lender for the account of the Borrower pursuant to Section 2.01(vi) of this Loan Agreement.

      "Letter of Credit Obligations" shall mean, at any time, the sum of (i) Reimbursement Obligations at such time and (ii) the aggregate maximum amount then available for drawing under outstanding Letters of Credit.

      "Letters of Credit Reimbursement Agreement" shall mean, with respect to any Letter of Credit, such form of application therefor and form of continuing Letters of Credit Agreement therefor as the Lender may employ in the ordinary course of its business.

      "Liabilities and Costs" shall mean all liabilities, obligations, responsibilities, losses, damages, punitive damages, consequential damages, treble damages, costs and reasonable expenses (including, without limitation, attorneys', experts' and consulting fees and costs of investigation and feasibility studies), fines, penalties and monetary sanctions, interest, direct or indirect, known or unknown, absolute or contingent, past, present or future arising out of or relating to any action, suit, proceeding or resolution or settlement thereof.

      "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other) or preference, priority, security interest or other security agreement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease involving substantially the same economic effect as any of the foregoing and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

      "Loan Account" shall have the meaning ascribed to such term in Section 2.05(iv) hereof.

      "Loan Agreement" shall have the meaning ascribed and assigned to such term as set forth in the preamble of this Loan Agreement.

      "Loan Documents" shall mean any and all agreements, documents, certificates and instruments executed by the Borrower, the Corporate Guarantors, the Partnership Guarantors and/or any other Person and delivered by them to the Lender pursuant to and in connection with the Revolving Credit Facility, including, without limitation, this Loan Agreement, the Revolving Credit Note and the Agreement of Guaranty, in each case as amended, supplemented, restated, extended or otherwise modified from time to time in accordance with the provisions hereof or thereof.

      "Margin Stock" shall have the meaning ascribed and assigned to such term in Regulation G and Regulation U.

      "Marketable Securities" shall mean any stock, shares, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness commonly known as "securities", secured or unsecured, convertible, subordinated or otherwise, and in general any instruments commonly known as "securities" and any certificates of interest, shares or participation in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing which can readily be bought and sold on any nationally recognized securities exchange and would properly be classified as marketable securities on the consolidated balance sheet of the Borrower, its Subsidiaries and its Affiliates in accordance with Generally Accepted Accounting Principles.

      "Material Adverse Effect" shall mean a material adverse effect upon (i) the business, financial condition, financial performance, properties or operations of the Borrower, its Subsidiaries and its Affiliates taken as a whole or (ii) the ability of the Borrower, the Corporate Guarantors and the Partnership Guarantors to perform their collective obligations and duties under the Loan Documents.

      "Maximum Amount of Revolving Credit Loans" shall mean, at any time, the Revolving Credit Loan Sublimit, minus the amount of Letter of Credit Obligations in excess of $7,500,000.00.

      "Multiemployer Plan" shall mean an employee benefit plan defined in
Section 4001(a)(3) of ERISA which is, or within the immediately preceding six
(6) years was, contributed to by the Borrower, its Subsidiaries, its Affiliates or an ERISA Affiliate.

      "Notice of Borrowing" shall mean, with respect to a proposed Borrowing pursuant to Section 2.01(ii) hereof, a notice substantially in the form of Exhibit "B" attached hereto and made a part thereof.

      "Notice of Conversions/Continuation" shall mean, with respect to a proposed conversion or continuation of a Revolving Credit Loan pursuant to
Section 2.02(iii) hereof, a notice in the form of Exhibit "C" attached hereto and made a part hereof.

      "Obligations" shall mean all present and future indebtedness and other liabilities of the Borrower owing to the Lender, or any Person entitled to indemnification pursuant to Section 10.02 hereof, or any of their respective successors, transferees or assigns, of every type and description, whether or not evidenced by any note, guaranty or other instrument, arising under or in connection with this Loan Agreement or any other Loan Document, whether or not for the payment of money, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest, charges, expenses, fees, attorneys' fees and disbursements and any other sum chargeable to the Borrower under this Loan Agreement or any other Loan Document.

      "Office" when used in connection with the Lender, shall mean its principal office located at 1735 Market Street, Philadelphia, Pennsylvania 19101, or at such office or offices of the Lender or branch, subsidiary or affiliate thereof as may be designated in writing from time to time by the Lender to the Borrower.

      "Officer's Certificate" shall mean a certificate of the Borrower executed by any of the Authorized Officers of the Borrower, including, without limitation, the president, any vice-president or the chief financial officer, in the form of Exhibit "F" attached hereto and made a part hereof.

      "Operating Lease" shall mean, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee which is not a Capitalized Lease.

      "Partnership Guarantors" shall mean (i) Laurel Technologies Partnership t/a Laurel Technologies, a general partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 423 Walters Avenue, Johnstown, Pennsylvania 15904;
(ii) DRS Medical Systems, a general partnership duly organized, validly existing and in good standing under the laws of the State of New Jersey, having its principal office located at 138 Bauer Drive, Oakland, New Jersey 07436 and (iii) any new or additional Affiliates of the Borrower in which the Borrower acquires an ownership interest of more than fifty percent (50%).

      "PBGC" shall mean the Pension Benefit Guaranty Corporation and any Person succeeding to any or all of its functions and duties under ERISA.

      "Permits" shall mean any permit, approval, authorization, license, variance, or permission required from a Governmental Authority under any applicable Requirement of Law.

      "Person" or "Persons" shall mean any natural person, employee, general or limited partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company, company, trust, bank or other organization, whether or not a legal entity or any other non-governmental entity, or any Governmental Authority.

      "Plan" shall mean any employee pension benefit plan within the meaning of
Section 3(2) of ERISA (other than a Multiemployer Plan) covered by Title IV of ERISA by reason of Section 4021 of ERISA, of which the Borrower, its Subsidiaries, its Affiliates or any ERISA Affiliate is or has been within the preceding five years a "contributing sponsor" within the meaning of Section 4001(a)(13) of ERISA, or which is or has been within the preceding five years maintained for employees of the Borrower, its Subsidiaries, its Affiliates or any ERISA Affiliate.

      "Potential Event of Default" shall mean an event, condition or situation which, with the giving of any required notice and/or the passage of any required grace or cure periods, or any combination of the foregoing, would constitute an Event of Default.

      "Prime Rate" or "Prime Lending Rate" shall mean the fluctuating interest rate publicly announced by the Lender from time to time as its "prime rate "or "prime lending rate", which per annum rate may not necessarily be the rate actually charged by the Lender to its most creditworthy customers.

      "Prime Rate Loans" shall mean all Revolving Credit Loans outstanding which bear interest at a rate determined by reference to the Prime Rate as provided for in Section 2.02(i) of this Loan Agreement.

      "Prime Rate Option" shall mean one of the interest rates available to the Borrower as provided for and described in Section 2.02(i)(a)(1) of this Loan Agreement.

      "Property" shall mean any real or personal property, plant, building, facility, structure, underground storage tank, equipment or unit, or other asset owned, leased or operated by the Borrower, its Subsidiaries and/or its Affiliates.

      "RCRA" shall mean the Resource Conservation and Recovery Act of 1976, 42 U.S.C. '6901 et. seq., and any successor statute, and regulations promulgated thereunder.

      "Regulation D" shall mean Regulation D of the Federal Reserve Board, or any successor statute or regulation thereto, as in effect from time to time.

      "Regulation G" shall mean Regulation G of the Federal Reserve Board, or any successor statute or regulation thereto, as in effect from time to time.

      "Regulation T" shall mean Regulation T of the Federal Reserve Board, or any successor statute or regulation thereto, as in effect from time to time.

      "Regulation U" shall mean Regulation U of the Federal Reserve Board, or any successor statute or regulation thereto, as in effect from time to time.

      "Regulation X" shall mean Regulation X of the Federal Reserve Board, or any successor statute or regulation thereto, as in effect from time to time.

      "Reimbursement Obligations" shall mean the unpaid reimbursement or repayment obligations of the Borrower owed to the Lender pursuant to this Loan Agreement and/or any Letters of Credit Reimbursement Agreement in connection with any Letters of Credit.

      "Release" shall mean release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of Environmental Concern Materials in violation of Environmental Laws into the indoor or outdoor Environment or into or out of any Property, including the movement of Environmental Concern Materials through or in the air, soil, surface water, groundwater or Property.

      "Remedial Action" shall mean actions, other than voluntary actions on the part of any Person, required to (i) clean up, remove, treat or in any other way address Environmental Concern Materials in the indoor or outdoor environment;
(ii) prevent the Release or threat of Release or minimize the further Release of Environmental Concern Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; or
(iii) perform pre-remedial studies and investigations and post-remedial monitoring and care.

      "Reportable Event" shall have the meaning ascribed to such term in Section 4043 of ERISA or regulations promulgated thereunder.

      "Requirements of Law" shall mean, as to any Person, the charter and by-laws or other organization or governing documents of such Person, and any law, rule or regulation, Permit, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, including, without limitation, the Securities Act, the Securities Exchange Act, Regulations G, U and X, and any certificate of occupancy, zoning ordinance, building, environmental or land use requirement or Permit or occupational safety or health law, rule or regulation.

      "Restricted Junior Payments" shall mean (i) any dividend or other distribution to the shareholders of the Borrower (whether direct or indirect and whether in cash, property, Securities or otherwise) on account of any shares of any class of capital stock (or equivalent partnership interest) of the Borrower now or hereafter outstanding, (ii) any payment or prepayment of principal of, premium, if any, or interest on, or fees in respect of, redemption, conversion, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to any Consolidated Subordinated Debt after the occurrence of an Event of Default and (iii) any prepayment in advance of anticipated and scheduled payment dates of principal of, premium, if any, or interest on, or fees in respect of, redemption, conversion, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to any Consolidated Subordinated Debt (except for (a) prepayments in connection with the refinance of such Consolidated Subordinated Debt in amounts and on terms and conditions equal to or better than the existing terms and conditions and (b) prepayments of up to $1,000,000.00 in the aggregate of outstanding principal on any said Consolidated Subordinated Debt).

      "Revolving Credit Accommodations" shall mean, at any time, the sum of (i) all Revolving Credit Loans outstanding at such time and (ii) all Letter of Credit Obligations outstanding at such time.

      "Revolving Credit Facility" shall have the meaning ascribed and assigned to such term as set forth in the second recital of this Loan Agreement.

      "Revolving Credit Loan" and "Revolving Credit Loans" shall have the meaning ascribed and assigned to such term in Section 2.01(i) of this Loan Agreement.

      "Revolving Credit Loan Sublimit" shall mean the $7,500,000.00 maximum amount of Revolving Credit Loans that may be advanced under the Revolving Credit Facility.

      "Revolving Credit Note" shall mean that certain Revolving Line of Credit
Note in substantially the form attached hereto as Exhibit "D" with blanks appropriately filled in, such note payable to the order of the Lender in a face amount equal to the Revolving Credit Facility.

      "Revolving Credit Termination Date" shall mean the earlier of (i) June 30, 1999 or (ii) the date of termination of the Revolving Credit Facility pursuant to Section 9.02 of this Loan Agreement.

      "Securities" shall mean any stock, shares, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness commonly known as "securities", secured or unsecured, convertible, subordinated or otherwise, and in general any instruments commonly known as "securities", and any certificates of interest, shares or participation in temporary or interim certificates for the purchase or acquisition of, and any right to subscribe to, purchase or acquire any of the foregoing, but shall not include any evidence of the Obligations.

      "Securities Act" shall mean the Securities Act of 1933, as amended to the date hereof and from time to time hereafter, and any successor statute.

      "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended to the date hereof from time to time hereafter, and any successor statute.

      "Single Employer Plan" shall mean any Plan which is not a Multiemployer Plan under Title IV of ERISA.

      "Solvent" shall mean when used with respect to any Person, that at the time of determination:

            (i) the fair value of its assets (at fair valuation) is in excess of the total amount of its liabilities, including, without limitation, contingent liabilities;

            (ii) it is then able to pay its debts as they mature; and

            (iii) it owns property having a value (at fair valuation) in excess of the total amount required to pay its debts.

      "Subsidiary" or "Subsidiaries" shall mean (i) a corporation a majority of whose capital stock with voting power, under ordinary circumstances, to elect a majority of directors is at the time, directly or indirectly, owned by the Borrower, by the Borrower and one or more Subsidiaries of the Borrower or by one or more Subsidiaries of the Borrower, (ii) any other Person (other than a corporation) in which the Borrower and one or more Subsidiaries of the Borrower, directly or indirectly, at the date of determination thereof has at least majority ownership interest and/or (iii) any entity whose net earnings (losses) or portions thereof would be properly included and consolidated with the net earnings of the Borrower; provided, however, that the term Subsidiary shall not include any entity that is not reflected on the balance sheet of the Borrower due to inactivity and lack of material assets and liabilities.

      "Taxes" shall have the meaning ascribed and assigned to such term as set forth in Section 2.02(vi) of this Loan Agreement.

      "Termination Event" shall mean (i) any Reportable Event with respect to any Benefit Plan described in Section 4043 of ERISA and the regulations issued thereunder for which the notice requirements have not been waived by the PBGC,
(ii) the withdrawal of the Borrower, any of its Subsidiaries and/or Affiliates, or an ERISA Affiliate from a Benefit Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (iii) the occurrence of an obligation arising under Section 4041 of ERISA of the Borrower, any of its Subsidiaries and/or Affiliates or an ERISA Affiliate to provide affected parties with a written notice of an intent to terminate a Benefit Plan in a distress termination described in Section 4041(c) of ERISA, (iv) the institution by the PBGC of proceedings to terminate any Benefit Plan, (v) any event or condition which constitutes grounds under Section 4042 of ERISA for the appointment of a trustee to administer a Benefit Plan or (vi) the partial or complete withdrawal of the Borrower, any of its Subsidiaries and/or Affiliates or any ERISA Affiliate from a Multiemployer Plan.

            "Uniform Customs" shall mean the Uniform Customs and Practice for Documentary Credits (1993 Revisions), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time.

      Section 1.02 Rules of Interpretation and Construction. In this Loan Agreement unless the context otherwise clearly requires:

            (i) Articles and Sections mentioned by number only are the respective Articles and Sections of this Loan Agreement as so numbered;

            (ii) Words importing a particular gender mean and include every other gender, and words importing the singular number mean and include the plural number and vice versa;

            (iii) Words importing persons mean and include firms, associations, partnerships (including limited partnerships), societies, trusts, corporations or other legal entities, including public or governmental bodies, as well as natural persons;

            (iv) Any headings preceding the texts of the several Articles and Sections of this Loan Agreement, and any table of contents or marginal notes appended to copies hereof, shall be solely for convenience of reference and shall not affect or control the meaning, construction or interpretation of this Loan Agreement;

            (v) If any clause, provision or section of this Loan Agreement shall be ruled invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any of the remaining provisions thereof, unless not invalidating or rendering unenforceable the remaining provisions shall be inequitable;

            (vi) The terms "herein", "hereunder", "hereby", "hereto", "hereof" and any similar terms as used in this Loan Agreement refer to this Loan Agreement as a whole and not to any particular provision of this Loan Agreement; the term "heretofore" means before the date of execution of this Loan Agreement; and the term "hereafter" means on or after the date of execution of this Loan Agreement;

            (vii) This Loan Agreement and all matters relating hereto shall be governed by and construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania; and

            (viii) If any clause, provision or section of this Loan Agreement shall be determined to be apparently contrary to or conflicting with any other clause, provision or section of this Loan Agreement, then the clause, provision or section containing the more specific provisions shall control and govern with respect to such apparent conflict; and

            (ix) References in this Loan Agreement to "determination" (and similar terms) by the Lender include good faith and reasonable estimates by the Lender (in the case of quantitative determinations) and good faith and reasonable beliefs by the Lender (in the case of qualitative determinations).

            Section 1.03  Accounting Principles.

            (i) As used in this Loan Agreement "Generally Accepted Accounting Principles" shall be established on the date a relevant computation or determination is to be made or the date of relevant financial statements as the case may be.

            (ii) Except as otherwise provided in this Loan Agreement, all computations and determinations as to accounting or financial matters shall be made, and all financial statements to be delivered pursuant to this Loan Agreement shall be prepared, in accordance with Generally Accepted Accounting Principles (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by Generally Accepted Accounting Principles.

            (iii) If any change in Generally Accepted Accounting Principles after the date of this Loan Agreement is or shall be required to be applied to transactions then or thereafter in existence, and a violation of one or more provisions of this Loan Agreement shall have occurred or in the opinion of the Borrower would likely occur which would not have occurred or be likely to occur if no change in accounting principles had taken place, (a) the Borrower and the Lender agree that such violation shall not be considered to constitute an Event of Default or a Potential Event of Default for a period of thirty (30) days from the date the Borrower notifies the Lender of the applicability of this Section 1.03(iii); (b) the Borrower and the Lender agree in such event to negotiate in good faith an amendment of this Loan Agreement which shall approximate to the extent possible the economic effect of the original financial covenants after taking into account such change in Generally Accepted Accounting Principles; and
(c) if the Borrower and the Lender are unable to negotiate such an amendment within the thirty (30) day period described above in clause (a), the Borrower shall have the option of (A) prepaying and terminating the Loan (pursuant to applicable provisions hereof) or (B) submitting the drafting of such an amendment to a firm of Independent Certified Public Accountants of nationally recognized standing acceptable to the Borrower and the Lender, which shall complete its draft of such amendment within thirty (30) days of submission; if the Borrower and the Lender cannot agree, the firm shall be selected by binding arbitration in the City of Philadelphia, Pennsylvania in accordance with the then applicable rules of the American Arbitration Association. If the Borrower does not exercise either such option within said period, then as used in this Loan Agreement, "Generally Accepted Accounting Principles" shall mean generally accepted accounting principles in effect at the relevant date. The Borrower and the Lender agree that if the Borrower elects the option in clause (B) above, until such firm has been selected and completes drafting such amendment, no such violation shall constitute an Event of Default or a Potential Event of Default.

            (iv) If any change in Generally Accepted Accounting Principles after the date of this Loan Agreement is required to be applied to transactions or conditions then or thereafter in existence, and the Lender shall assert that the effect of such change is or shall likely be to distort materially the effect of any of the definitions of financial terms in Article I of this Loan Agreement or any of the covenants of the Borrower in Article VIII of this Loan Agreement (hereinafter referred to as the "Financial Provisions"), so that the intended economic effect of any of the Financial Provisions will not in fact be accomplished, then

                  (a) the Lender shall notify the Borrower of such assertion, specifying the change in Generally Accepted Accounting Principles which is objected to, and until otherwise determined as provided below, the specified change in Generally Accepted Accounting Principles shall not be made by the Borrower in its financial statements for the purpose of applying the Financial Provisions; and

                  (b) The Lender and the Borrower shall follow the procedures set forth in paragraph (iii)(b) and the first sentence of paragraph (c) of subsection (iii) of this Section 1.03. If the Borrower and the Lender are unable to agree on an amendment as provided in said paragraph (iii)(b) and if the Borrower does not exercise either option set forth in the first sentence of said paragraph (iii)(c) within the specified period, then as used in this Loan Agreement "Generally Accepted Accounting Principles" shall mean generally accepted accounting principles in effect at the relevant date, except that the specified change in "Generally Accepted Accounting Principles" which is objected to by the Lender shall not be made in applying the Financial Provisions. The Borrower and the Lender agree that if the Borrower elects the option in clause (B) of the first sentence of said paragraph (iii)(c), until such independent accounting firm has been selected and completes drafting such amendment, the specified change in "Generally Accepted Accounting Principles" shall not be made in applying the Financial Provisions.

            (v) All expenses of compliance with this Section 1.03 shall be paid for by the Borrower, except the Borrower and the Lender shall be responsible for their own costs and expenses associated with proceedings under Section 1.03(iii)(c) hereof other than the cost and expense payable to the American Arbitration Association and any such accounting firm which shall be divided equally between the Lender on the one hand and the Borrower on the other.

                                  ARTICLE II

              AMOUNTS AND TERMS FOR THE REVOLVING CREDIT FACILITY

      Section 2.01  Revolving Credit Facility.

            (i) Availability. (a) Subject to the terms and conditions set forth in this Loan Agreement, the Lender hereby agrees to make to the Borrower or to any other Person described on Schedule 2.01 hereof as directed by the Borrower pursuant to this Loan Agreement, from time to time during the period from the Closing Date to the Business Day next preceding the Revolving Credit Termination Date, revolving credit loans (hereinafter each individually, a "Revolving Credit Loan" and collectively, the "Revolving Credit Loans"), in an amount which shall not exceed, in the aggregate at any time outstanding, the Revolving Credit Loan Sublimit; provided, however, at no time shall the aggregate principal amount of all Revolving Credit Loans outstanding at any time exceed the Maximum Amount of Revolving Credit Loans at such time. The Revolving Credit Loans shall be evidenced by the Revolving Credit Note. The Lender is hereby authorized to record the date and amount of each Revolving Credit Loan made by the Lender, the date and amount of each payment or prepayment of principal thereof either (1) on the Schedule "A" annexed to and constituting a part of the Revolving Credit Note or (2) by entering such information into the Lender's automated loan tracking system, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided, however, the failure to make such notation(s) with respect to any Borrowing shall not limit or otherwise affect the obligation of the Borrower to the Lender under this Loan Agreement or the Revolving Credit Note. If the outstanding amount of the Revolving Credit Loans shall exceed the amount of the Revolving Credit Loan Sublimit at any time, such excess shall be immediately payable to the Lender.

                  (b) Revolving Credit Loans may be voluntarily prepaid pursuant to Section 2.04 hereof and, subject to the provisions of this Loan Agreement, any amounts so prepaid may be reborrowed, up to the amount available under this
Section 2.01(i) at the time of such Borrowing, until the Business Day next preceding the Revolving Credit Termination Date. The Lender's commitment to make Revolving Credit Loans shall expire, and each Revolving Credit Loan then outstanding shall be repaid by the Borrower no later than the Revolving Credit Termination Date.

            (ii) Notice of Borrowing. Whenever the Borrower desires to borrow a Prime Rate Loan or an Eurodollar Rate Loan under this Section 2.01, the Borrower shall deliver to the Lender a Notice of Borrowing no later than 2:00 p.m. (Philadelphia, Pennsylvania time) on the proposed Borrowing Date, in the case of a Borrowing as a Prime Rate Loan, and at least two (2) Business Days in advance of the proposed Borrowing Date in the case of a Borrowing as a Eurodollar Rate Loan. The Notice of Borrowing shall specify (a) the Borrowing Date (which shall be a Business Day) in respect of the Revolving Credit Loan, (b) the amount of the proposed Borrowing which shall not be less than $25,000.00, (c) the intended use of the proceeds of such Borrowing, (d) the applicable interest rate option as described in Section 2.02(i) of this Loan Agreement and, if applicable (e) the Eurodollar Interest Period. In lieu of delivering the above-described Notice of Borrowing, the Borrower may give the Lender telephonic notice of any proposed Borrowing by the time required under this Section 2.01(ii); provided, however, that such notice shall be confirmed in writing by delivery to the Lender promptly (but in no event later than the Borrowing Date of the requested Revolving Credit Loan) of a Notice of Borrowing. Any Notice of Borrowing (or telephonic notice in lieu thereof) pursuant to this Section 2.01(ii) shall be irrevocable.

            (iii) Making of Revolving Credit Loans. The Lender shall make the proceeds of such Revolving Credit Loan available to the Borrower at the Lender's Office, no later than 2:00 p.m. (Philadelphia, Pennsylvania time) on such Borrowing Date and shall disburse such funds in Dollars and in immediately available funds to an account of the Borrower maintained with the Lender and thereafter to any substitute account, designated in writing by the Borrower in the Notice of Borrowing.

            (iv) Use of Proceeds of Revolving Credit Facility. The proceeds of the Revolving Credit Facility shall be used by the Borrower for (a) refinancing Consolidated Debt as permitted under this Loan Agreement, including, without limitation, the Consolidated Debt described on Schedule "2.01(iv)" attached hereto, (b) working capital in the ordinary course of the Borrower's and/or its Subsidiaries' and Affiliates' businesses and (c) the issuance of Letters of Credit. Letters of Credit may be used in support of working capital in the ordinary course of business and for other lawful and permitted corporate and/or partnership purposes to the extent not otherwise prohibited hereunder.

            (v) Reduction of Revolving Credit Facility; Revolving Credit Termination Date.

                  (a) The Borrower shall have the right, at any time and from time to time, to terminate in whole or permanently reduce in part, without premium or fee, the Revolving Credit Facility by an amount up to the amount of the Revolving Credit Facility minus all Revolving Credit

Accommodations, then outstanding. The Borrower shall give not less than two (2) Business Days' prior express written notice to the Lender designating the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction. Such termination or partial permanent reduction of the Revolving Credit Facility shall be effective on the date specified in the Borrower's notice. Any such partial permanent reduction of the Revolving Credit Facility shall be in an aggregate minimum principal amount of $250,000.00 and integral multiples of $25,000.00 in excess of that amount.

                  (b) The Revolving Credit Facility shall expire without further action on the part of the Lender, and all then outstanding Revolving Credit Loans and Reimbursement Obligations shall be repaid in full on June 30, 1999, except for the Letter of Credit described in Section 2.01 (vi) (a) (3) below.

            (vi) Issuance of Letters of Credit. (a) Subject to the terms and conditions set forth in this Loan Agreement, the Lender agrees to issue for the account of the Borrower and/or those Persons described on Schedule 2.01 of this Loan Agreement, one or more Letters of Credit up to an aggregate face amount at any time outstanding equal to the amount of the Revolving Credit Facility minus all outstanding Revolving Credit Accommodations, from time to time during the period commencing on the Closing Date and ending on a Business Day at least two
(2) Business Days preceding the Revolving Credit Termination Date. The Letter of Credit Obligations shall constitute financial accommodations under the Revolving Credit Facility and shall reduce availability for Revolving Credit Loans under the Revolving Credit Facility by the amount of such Letter of Credit Obligations in excess of $7,500,000.00. Each Letter of Credit (1) shall be denominated in Dollars, (2) shall be in all instances a standby letter of credit except with respect to a direct pay Letter of Credit which the Lender will issue in connection with the replacement of the JP Morgan Irrevocable Letter of Credit No. PB-284327, dated December 19, 1991 and (3) shall expire no later than June 30, 1999, except for the Letter of Credit between OMI Acquisition Corp. d/b/a OMI Corp and the Government of Israel in the maximum amount of $3,650,000.00 which may terminate no later than July 30, 1999. Each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the Commonwealth of Pennsylvania.

                  (b) In addition to being subject to the satisfaction of the conditions precedent contained in Section 3.02 hereof, the obligation of the Lender to issue any Letter of Credit is subject to the satisfaction in full of the following conditions:

                        (1) the Borrower shall have delivered to the Lender at such times and in such manner as the Lender may prescribe, a Letters of Credit Reimbursement Agreement and such other documents and materials as may be required pursuant to the terms thereof;

                        (2) immediately after the issuance of such Letter of Credit the aggregate principal amount of Letter of Credit Obligations then existing shall not exceed the difference between the amount of the Revolving Credit Facility minus all Revolving Credit Accommodations then existing; and

                        (3) as of the date of issuance, no order, judgment or decree of any court, arbitrator or Governmental Authority shall purport by its terms to enjoin or restrain the Lender from issuing the Letter of Credit and no Law applicable to the Lender and no request or directive (whether or not having the force of Law and whether or not the failure to comply therewith would be unlawful) from any Governmental Authority with jurisdiction over the Lender shall prohibit or request that the Lender refrain from the issuance of letters of credit generally or the issuance of such Letter of Credit.

                  (c) Notwithstanding any provisions to the contrary in any Letter of Credit Reimbursement Agreement:

                        (1) the Borrower shall unconditionally reimburse the Lender for drawings under such Letter of Credit no later than the time specified in such Letters of Credit Reimbursement Agreement irrespective of any claim, setoff, defense or other right which the Borrower may have at any time against the Lender or any other Person, except with respect to the Lender's gross negligence or willful misconduct; and

                        (2) in connection with a Letter of Credit issued by the Lender, to the extent any Reimbursement Obligation is not paid when due, such Reimbursement Obligation shall be deemed to be a Revolving Credit Loan payable to the Lender in the amount of such Reimbursement Obligation;

                        (3) any Reimbursement Obligation with respect to any Letter of Credit shall bear interest from the date of the relevant drawing under the pertinent Letter of Credit at the interest rate applicable to Prime Rate Loans until paid in full.

                  (d) No action taken or omitted to be taken by the Lender under or in connection with any Letter of Credit (except in connection with its gross negligence or willful misconduct) shall put the Lender under any resulting liability to the Borrower. In the event this Loan Agreement and any Letter of Credit Reimbursement Agreement are inconsistent, the terms of this Loan Agreement shall prevail. In addition, notwithstanding any terms, conditions and/or provisions of any Letter of Credit Reimbursement Agreement that states that a Letter of Credit has been collateralized or otherwise secured by assets of the Borrower, the Lender agrees that (1) no collateral has been or will be given to it as security for any Letter of Credit, (2) no property is or will be held in trust for the Lender and (3) the Lender will not be granted a security interest of any kind.

                  (e) The Borrower and/or the Persons described on Schedule 2.01 attached hereto, may from time to time request that the Lender issue a Letter of Credit by delivering to the Lender at its address for notices specified herein, Letters of Credit Reimbursement Agreement therefor, completed to the satisfaction of the Lender, and such other certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Letters of Credit Reimbursement Agreement therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by Lender and the Borrower. The Lender shall furnish a copy of such Letter of Credit to the Borrower promptly following the issuance thereof.

            (vii) Lender Not Liable. (a) In addition to amounts payable as provided elsewhere in Section 2.01(vi) hereof, the Borrower hereby agrees to protect, indemnify, pay and save the Lender harmless from and against any and all Liabilities and Costs which the Lender may incur or be subject to as a consequence, direct or indirect, of (1) the issuance of a Letter of Credit for the account of the Borrower, other than as a result of the Lender's gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction or (2) the failure of the Lender to honor a drawing under such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority (all such acts or omissions hereinafter referred to as the "Governmental Acts").

                  (b) As between the Borrower, its Subsidiaries, its Affiliates and the Lender, the Borrower assumes all risks of the acts and omissions of, or misuses of any Letter of Credit by the beneficiary of such Letter of Credit. In furtherance and not in limitation of the foregoing, subject to the provisions of the Letters of Credit Reimbursement Agreement, the Lender shall not be responsible (except in connection with its gross negligence or willful misconduct): (1) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of the Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (2) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or part, which may prove to be invalid or ineffective for any reason; (3) for failure of the beneficiary of a Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (4) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, or other similar form of teletransmissions or otherwise, whether or not they be in cipher; (5) for errors in interpretation of technical terms; (6) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof; (7) for the misapplication by the beneficiary of a Letter of Credit of the proceeds of any drawing under such Letter of Credit; and (8) for any consequences arising from causes beyond the control of the Lender including, without limitation, any Governmental Acts. None of the above shall affect, impair, or prevent the vesting of any of the rights or powers of the Lender under this Loan Agreement.

                  (c) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Lender under or in connection with Letters of Credit issued on behalf of the Borrower and/or the Persons described on Schedule 2.01 attached hereto, or any related certificates, if taken or omitted in good faith, shall not, in the absence of gross negligence or willful misconduct, put the Lender under any resulting liability to the Borrower or relieve the Borrower of any of its obligations hereunder to any such Person.

      Section 2.02 Interest on the Revolving Credit Loans.

      (i) Rate of Interest. (a) All Revolving Credit Loans shall bear interest computed daily on the outstanding principal balance thereof from the date made until paid in full at one or more of the interest rate options selected by the Borrower from among the two (2) interest rate options set forth below. Subject to the provisions of this Loan Agreement, the Borrower may select different options to apply simultaneously to different portions of the Revolving Credit Loans and may select different Funding Segments to apply simultaneously to different parts of the Eurodollar Rate Portion of the Revolving Credit Loans. Each selection of a rate option shall apply separately and without overlap to the Revolving Credit Loans as a class. The aggregate number of Funding Segments applicable to the Eurodollar Rate Portion of the Revolving Credit Loans at any time shall not exceed twenty (20).

               Interest Rate Options For Revolving Credit Loans:

                  (1) Prime Rate: A fluctuating rate per annum for each day equal to the Prime Rate of the Lender, in effect from time to time (such interest rate to change immediately upon any change in the Prime
      Rate); or

                  (2) Eurodollar Rate. A fixed rate per annum for each day during a Eurodollar Interest Period equal to the Eurodollar Rate for such Eurodollar Interest Period plus one hundred seventy-five (175) basis points. The Lender shall give prompt notice to the Borrower of the Eurodollar Rate determined or adjusted in accordance with the provisions hereof, which determination or adjustment shall be conclusive (absent manifest error) if made in good faith.

            (b) Notwithstanding subparagraph (a) above, interest in respect of any Revolving Credit Loans shall not exceed the maximum rate permitted by applicable Law.

      (ii) Interest Payments. Subject to Section 2.02(iv) hereof, interest accrued on all Prime Rate Loans shall be payable by the Borrower in arrears (a) on the first day of each Fiscal Quarter during the term of this Loan Agreement, with the first payment commencing on July 1, 1996 and (b) at maturity. Interest accrued on each Eurodollar Rate Loan shall be payable by the Borrower in arrears
(1) on each Eurodollar Interest Payment Date applicable to that Loan, (2) upon prepayment thereof in full or in part and (3) at maturity.

      (iii) Conversion or Continuation. (a) Subject to the provisions of Section
2.06 hereof, the Borrower shall have the option (1) to convert at any time all or any part of outstanding Revolving Credit Loans which, in the aggregate, equal $100,000.00 or an integral multiple of $1,000.00 in excess of that amount from Prime Rate Loans to Eurodollar Rate Loans; or (2) to convert all or any part of outstanding Revolving Credit Loans which, in the aggregate, equal $100,000.00 or an integral multiple of $1,000.00 in excess of that amount from Eurodollar Rate Loans to Prime Rate Loans on the expiration date of any Eurodollar Interest Period applicable thereto; or (3) upon the expiration of any Eurodollar Interest Period applicable to a Eurodollar Rate Loan, to continue all or any portion of such Revolving Credit Loans equal to $100,000.00 or an integral multiple of $1,000.00 in excess of that amount as Eurodollar Rate Loans of the same type, and the succeeding Eurodollar Interest Period of such continued Revolving Credit Loans shall commence on the expiration date of the Eurodollar Interest Period applicable thereto; provided, however, that no outstanding Revolving Credit Loan may be continued as, or be converted into, a Eurodollar Rate Loan when any Event of Default or Potential Event of Default has occurred and is continuing.

            (b) In the event the Borrower shall elect to convert or continue a Revolving Credit Loan under this Section 2.02(iii), the Borrower shall deliver a Notice of Conversion/Continuation to the Lender no later than 2:00 p.m. (Philadelphia, Pennsylvania time) on the proposed conversion date in the case of a conversion to a Prime Rate Loan, and no later than 2:00 p.m. (Philadelphia, Pennsylvania time) at least two Business Days in advance of the proposed conversion/continuation date in the case of a conversion to or a continuation of a Eurodollar Rate Loan. A Notice of Conversion/Continuation shall specify (1) the proposed conversion/continuation date (which shall be a Business Day), (2) the amount of the Revolving Credit Loan to be converted/continued, (3) the nature of the proposed conversion/continuation and (4) in the case of a conversion to, or continuation of, a Eurodollar Rate Loan, the requested Eurodollar Interest Period. In lieu of delivering the above-described Notice of Conversion/Continuation, the Borrower may give the Lender telephonic notice of any proposed conversion/continuation by the time required under this Section 2.02(iii); provided, however, that such notice shall be confirmed in writing by delivery to the Lender promptly (but in no event later than the proposed conversion/continuation date) of a Notice of Conversion/Continuation.

            (c) Any Notice of Conversion/Continuation for conversion to, or continuation of, a Revolving Credit Loan (or telephonic notice in lieu thereof) shall be irrevocable and the Borrower shall be bound to convert or continue in accordance therewith.

      (iv) Default Interest. Notwithstanding the rates of interest specified in
Section 2.02(i) hereof and the payment dates specified in Section 2.02(ii) hereof, effective immediately upon the occurrence of any Event of Default under
Section 9.01 of this Loan Agreement and for as long thereafter as any such Event of Default shall be continuing, the principal balance of all Loans then outstanding and, to the extent permitted by applicable Law, any interest payments on the Loans not paid when due, shall bear interest payable upon demand at the Default Rate.

      (v) Computation of Interest. Interest on Prime Rate Loans and Eurodollar Rate Loans shall be computed on the basis of the actual number of days elapsed in the period during which interest accrues and a year of 360 days. In computing interest on any Revolving Credit Loan, the date of the making of the Revolving Credit Loan or the first day of a Eurodollar Interest Period, as the case may be, shall be included and the date of payment or the expiration date of a Eurodollar Interest Period, as the case may be, shall be excluded; provided, however, that if a Revolving Credit Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Revolving Credit Loan.

      (vi) Changes; Legal Restrictions. Except as provided in Section 2.06(iv) hereof with respect to certain determinations on Eurodollar Interest Rate Determination Dates, in the event that after the date hereof (a) the adoption of or any change in any law, treaty, rule, regulation, guideline or determination of a court or Governmental Authority or any change in the interpretation or application thereof by a court or Governmental Authority, or (b) compliance by the Lender with any request or directive from any central bank or other Governmental Authority or quasi-governmental authority:

            (1) subjects the Lender (or its applicable lending office or Eurodollar Affiliate) to any taxes, levies, imposts, duties, charges, fees, deductions or withholdings of any kind which the Lender determines to be applicable to this Loan Agreement, the Revolving Credit Loans, or change in the basis of taxation of payments to the Lender of principal, fees, interest, or any other amount payable hereunder, except for net income or franchise taxes imposed by any jurisdiction (all such non-excepted taxes, duties and other charges being hereinafter referred to as "Taxes"); or

            (2) does or may impose, modify, or hold applicable, in the determination of a Lender, any reserve, special deposit, compulsory loan, FDIC insurance, capital allocation or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, commitments made, or other credit extended by, or any other acquisition of funds by, the Lender or any applicable lending office or Eurodollar Affiliate of the Lender (except, with respect to Prime Rate Loans to the extent that the reserve and FDIC insurance requirements are reflected in the definition of "Prime Rate" and, with respect to a Eurodollar Rate Loan, to the extent that the reserve requirements are reflected in the definition of "Eurodollar Rate"); or

            (3) does or is reasonably likely to impose on the Lender any other condition materially more burdensome in nature, extent or consequence than those in existence as of the Closing Date;

and the result of any of the foregoing is to increase the cost to the Lender of making, renewing or maintaining the Revolving Credit Loans, then, in any such case, the Borrower shall promptly pay to the Lender, upon demand, such amount or amounts (based upon an allocation thereof by the Lender to the financing transactions contemplated by this Loan Agreement and effected by this Section
2.02 (vi) as may be necessary to compensate the Lender for any such additional cost incurred or reduced amount received. The Lender shall deliver to the Borrower a written statement of the costs or reductions claimed and the basis therefore, and the allocation made by the Lender of such costs and reductions shall be conclusive, absent manifest error. If the Lender subsequently recovers any amounts previously paid by the Borrower pursuant to this Section 2.02 (vi), the Lender shall, within thirty (30) days after receipt of such refund and to the extent permitted by applicable Law, pay to the Borrower the amount of any such recovery.

      Section 2.03.  Fees.

            (i) Facility Fee. The Borrower has paid to the Lender the Facility Fee as of the Closing Date.

            (ii) Unused Commitment Fee. The Borrower shall pay to the Lender an unused commitment fee accruing at the rate of one-eighth of one percent (0.125%) per annum from and after the Closing Date until the Obligations are repaid in full and the Revolving Credit Facility is terminated, upon the average daily amount of the excess of the Revolving Credit Facility over all Revolving Credit Accommodations from time to time. All such commitment fees payable under this
Section 2.03 shall be calculated and payable quarterly in arrears on the first Business Day in each Fiscal Quarter beginning after the Closing Date.

            (iii) Late Charge Fee. In the event that any payment, including, without limitation, interest or principal, required to be made by the Borrower under the Revolving Credit Note or under this Loan Agreement shall not be received by the Lender within fifteen (15) days of when due, the Lender may charge, and if so charged, the Borrower shall pay, a late charge of ($0.05) for each dollar ($1.00) of each delinquent payment for the purpose of defraying the expense incident to the handling of such delinquent payment. In no event shall said late charge fee be less than ten dollars ($10.00).

            (iv) Letter of Credit Fees. The Borrower shall pay to the Lender in connection with the issuance, termination, draw under, transfer of and any other related Letter of Credit activity, the Lender's customary fees as are established from time to time and are generally applicable to customers of the Lender. Such fees shall include, but not be limited to, a fee payable at the time of issuance of each Letter of Credit in the amount equal to seventy-five
(75) basis points of the face amount of said Letter of Credit, calculated on an annualized basis.

            (v) Payment of Fees. The fees described in this Section 2.03 represent compensation for services rendered and to be rendered separate and apart from the lending of money or the provision of credit, and the obligation of the Borrower to pay each fee described herein shall be in addition to, and not in lieu of, the obligation of the Borrower to pay interest, other fees and expenses otherwise described in this Loan Agreement and the Commitment Letter. Fees shall be payable when due at the Office of the Lender in immediately available funds. All fees shall be non-refundable when paid. All fees and expenses specified or referred to in this Loan Agreement due and owing to the Lender, including, without limitation, those referred to in this Section 2.03 and in Section 10.01 hereof and in the Commitment Letter, shall bear interest, if not paid when due, at the Default Rate (but not to exceed the maximum rate permitted by applicable Law), shall constitute Obligations. All fees described in this Section 2.03 and the Commitment Letter which are expressed as a per annum charge shall be calculated on the basis of the actual number of days elapsed in a 360-day year.

      Section 2.04 Voluntary Prepayments. (i) The Borrower may, at any time and from time to time, upon the giving of at least one (1) Business Days' prior express written notice to the Lender, voluntarily prepay any Prime Rate Loan in whole or in part, without premium or fee, in an aggregate minimum amount of $25,000.00 and in integral multiples of $1,000.00 ,provided, however,: any principal prepayment of a Prime Rate Loan shall be accompanied by the payment of all unpaid accrued interest due and owing on said Prime Rate Loan.

            (ii) The Borrower may, at any time and from time to time, upon the giving of at least one (1) Business Days' prior express written notice to the Lender, voluntarily prepay any Eurodollar Rate Loan in whole or in part, in an aggregate minimum amount of $25,000.00 and in integral multiples of $1,000.00, subject to the following: (a) any principal prepayment of a Eurodollar Rate Loan shall be accompanied by the payment of all unpaid accrued interest due and owing on said Eurodollar Rate Loan and (b) the Borrower shall pay to the Lender all amounts described in Section 2.06(vi) of this Loan Agreement.

            (iii) Notwithstanding any provision of this Section 2.04 to the contrary, in the event that any prepayments of any Revolving Credit Loans are made in connection with the termination of this Loan Agreement, such prepayments shall be made only upon ten (10) Business Days' prior express written notice to the Lender.

      Section 2.05  Payments; Collection of Accounts.

            (i) Manner and Time of Payment. All payments of principal, interest and fees hereunder payable to the Lender shall be made without condition or reservation or right, in Dollars and in immediately available funds, delivered to the Lender not later than 2:00 p.m. (Philadelphia, Pennsylvania time) on the date due, to such account of the Lender at its Office, as the Lender may designate. Funds received by the Lender after that time and date shall be deemed to have been paid on the next succeeding Business Day. The Lender shall send a monthly and/or quarterly invoice, as applicable, to the Borrower reflecting the accrued interest due and owing and all fees due and owing hereunder. The Borrower hereby agrees that on the Business Day that any payment of principal, interest and fees are due, the Lender shall automatically charge a demand deposit account of the Borrower, which account shall be maintained with the Lender at all times throughout the term of the Revolving Credit Facility. The Borrower's authorization of the Lender to charge such account having sufficient funds on deposit shall constitute payment of the amount so authorized notwithstanding the Lender's failure to charge said account. Any failure or delay by the Lender in submitting invoices for interest and fee payments shall not discharge or relieve the Borrower of the obligation to make such payments into the demand deposit account.

            (ii) Apportionment of Payments. So long as there does not exist an Event of Default, all payments of principal and interest in respect of outstanding Revolving Credit Loans, all payments of the fees described herein and in the Commitment Letter, and all payments in respect of any other Obligation shall be allocated by the Borrower as it may be entitled thereto as provided herein. After the occurrence and during the continuance of an Event of Default, the Lender shall, after providing notice to the Borrower that payments and proceeds shall be so applied, apply all payments remitted to the Lender subject to the provisions of this Loan Agreement, (a) first, to pay Obligations in respect of any fees, expense reimbursements or indemnities then due and owing to the Lender from the Borrower; (b) second, to pay interest due in respect of Revolving Credit Loans and Reimbursement Obligations; (c) third, to pay or prepay principal of Revolving Credit Loans and (d) fourth, to the ratable payment of all other Obligations.

            (iii) Payments on Non-Business Days. Whenever any payment to be made by the Borrower hereunder shall be stated to be due on a day which is not a Business Day, payments shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder and of any of the fees specified in Section 2.03 hereof, as the case may be.

            (iv) Lender's Accounting. The Lender shall maintain a loan account (hereinafter referred to as the "Loan Account") on its books in which shall be recorded (a) principal amount of Revolving Credit Loans owing to the Lender from time to time; (b) all other appropriate debits and credits as provided in this Loan Agreement, including, without limitation, all interest, fees, expenses, charges and other Obligations; (c) all payments of Obligations made by the Borrower or for the Borrower's account; and (d) all Letter of Credit Obligations. All entries in the Loan Account shall be made in accordance with the Lender's customary accounting practices as in effect from time to time. The Lender will render a statement of the Loan Account upon the request of the Borrower. Each and every such statement shall be deemed final, binding and conclusive upon the Borrower in all respects as to all matters reflected therein (absent manifest error), unless the Borrower, within ten (10) days after the date such statement is rendered, delivers to the Lender written notice of any objection which the Borrower may have to any such statement. In that event, only those items expressly objected to in such notice shall be deemed to be disputed by the Borrower.

      Section 2.06 Special Provisions Governing Eurodollar Rate Loans. Notwithstanding other provisions of this Loan Agreement to the contrary, if any, the following provisions shall govern with respect to Eurodollar Rate Loans as to the matters covered:

      (i) Amount of Eurodollar Rate Loans. Each Eurodollar Rate Loan shall be for a minimum amount of $100,000.00 and in integral multiples of $1,000.00 in excess of that amount.

      (ii) Determination of Eurodollar Interest Period. By giving notice as set forth in Sections 2.01 (ii) and 2.02(iii) hereof (with respect to a conversion into or a continuation of Eurodollar Rate Loans), the Borrower shall have the option, subject to the other provision of this Section 2.06, to specify an Eurodollar Interest Period to apply to the Borrowing of Eurodollar Rate Loans described in such notice, subject to availability. The determination of Eurodollar Interest Periods shall be subject to the following provisions:

            (a) In the case of immediately successive Eurodollar Interest Periods applicable to a Borrowing of Eurodollar Rate Loans, each successive Eurodollar Interest Period shall commence on the day on which the next preceding Eurodollar Interest Period expires;

            (b) If any Eurodollar Interest Period would otherwise expire on a day which is not a Business Day, the Eurodollar Interest Period shall be extended to expire on the next succeeding Business Day; provided, however, that if any such Eurodollar Interest Period applicable to a Borrowing of Eurodollar Rate Loans would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in that month, that Eurodollar Interest Period shall expire on the immediately preceding Business Day;

            (c) The Borrower may not select a Eurodollar Interest Period for any Revolving Credit Loan which terminates later than the Revolving Credit Termination Date;

            (d) The Borrower may not select a Eurodollar Interest Period with respect to any portion of principal of a Eurodollar Rate Loan which extends beyond a date on which the Borrower is required to make a scheduled payment of any portion of principal, it being understood and agreed that any Eurodollar Rate Loan whose Eurodollar Interest Period ends less than one month prior to such required principal payment date shall be deemed converted to a Prime Rate Loan as of the last day of such Eurodollar Interest Period for purposes of determining whether any portion of principal of any Eurodollar Rate Loan is required in order to make a mandatory payment of principal; and

            (e) There shall be no more than twenty (20) Eurodollar Interest Periods under this Loan Agreement in effect at any one time under the Revolving Credit Facility.

      (iii) Determination of Interest Rate. As soon as practicable after 2:00 p.m. (Philadelphia, Pennsylvania time) on any Eurodollar Interest Rate Determination Date, the Lender shall determine (which determination shall, absent manifest error, be rebuttably presumed correct) the interest rate which shall apply to the Eurodollar Rate Loans for which an interest rate is then being determined for the applicable Eurodollar Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to the Borrower.

      (iv) Interest Rate Unascertainable, Inadequate or Unfair. If, with respect to any Eurodollar Interest Period, the Lender determines that (a) deposits in Dollars (in the applicable amounts) are not being offered in the relevant market for such Eurodollar Interest Period, (b) adequate and reasonable means do not exist for ascertaining the Eurodollar Rate or (c) a contingency has occurred which materially and adversely affects the London interbank Eurodollar market then the Lender shall forthwith give notice thereof to the Borrower, whereupon until the Lender notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (1) the right of the Borrower to elect to have Revolving Credit Loans bear interest based upon the Eurodollar Rate shall be suspended and (2) each outstanding Eurodollar Rate Loan shall be converted into a Prime Rate Loan on the last day of the then current Eurodollar Interest Period therefor, notwithstanding any prior election by the Borrower to the contrary.

      (v) Illegality. (a) In the event that on any date the Lender shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties) that the making or continuation of any Eurodollar Rate Loan has become unlawful by compliance by the Lender in good faith with any Law, of any Governmental Authority (whether or not having the force of Law and whether or not failure to comply therewith would be unlawful), then, and in any such event, the Lender shall promptly give notice (by telephone promptly confirmed in writing) to the Borrower.

            (b) Upon the giving of the notice referred to in Section 2.06(v)(a) hereof, (1) the Borrower's right to request of the Lender and the Lender's obligation to make Eurodollar Rate Loans shall be immediately suspended, and the Lender shall make a Revolving Credit Loan, as part of any requested Borrowing of Eurodollar Rate Loans, as a Prime Rate Loan, which Prime Rate Loan shall, for all purposes, be considered a part of such Borrowing, and (2) if the affected Eurodollar Rate Loan or Loans are then outstanding, the Borrower shall immediately (or, if permitted by applicable Law, no later than the date permitted thereby, upon at least one Business Day's written notice to the Lender) convert each such Revolving Credit Loan into a Prime Rate Loan.

            (c) In the event that the Lender determines at any time following its giving of the notice referred to in Section 2.06(iv) and Section 2.06(v)(a) hereof that the Lender may lawfully make Eurodollar Rate Loans of the type referred to in such notice, the Lender shall promptly give notice (by telephone confirmed in writing) to the Borrower of that determination, whereupon the Borrower's right to request of the Lender, and the Lender's obligation to make, Eurodollar Rate Loans shall be restored.

      (vi) Compensation. In addition to such amounts as are required to be paid by the Borrower pursuant to Sections 2.02(iv), 2.02(vi), 2.03 (iii), 2.04(ii), 2.06(vii), 2.07 and 2.09 hereof, the Borrower shall compensate the Lender, upon demand, for all losses, expenses and liabilities (including, without limitation, any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds required by the Lender to fund or maintain the Lender's Eurodollar Rate Loans) which losses, expenses and liabilities the Lender may sustain (a) if for any reason a Borrowing, conversion or continuation of Eurodollar Rate Loans does not occur on a date specified therefor in a Notice of Borrowing or a Notice of Conversion/Continuation or in a telephonic request for borrowing or conversion/continuation or a successive Eurodollar Interest Period does not commence after notice therefor is given pursuant to Section 2.02(iii) hereof as a result of any action or inaction on the part of any Person (other than the Lender), (b) if any prepayment of an Eurodollar Rate Loan (including, without limitation, any prepayment pursuant to Section 2.04 hereof) occurs for any reason on a date which is not the last day of the applicable Eurodollar Interest Period, (c) as a consequence of any required conversion of a Eurodollar Rate Loan to a Prime Rate Loan as a result of any of the events indicated in
Section 2.06(v) or (d) as a consequence of any other failure by the Borrower to repay Eurodollar Rate Loans when required by the terms of this Loan Agreement. The Lender shall deliver to the Borrower a written statement as to such losses, expenses and liabilities which statement shall be conclusive as to such amounts in the absence of manifest error.

      (vii)  Eurodollar Rate Taxes.  The Borrower agrees that:

            (a) the Borrower will pay, prior to the date on which penalties attach thereto, all present and future income, stamp and other taxes, levies, or costs and charges whatsoever imposed, assessed, levied or collected on or in respect of a Revolving Credit Loan solely as a result of the interest rate being determined by reference to the Eurodollar Rate or the provisions of this Loan Agreement relating to the Eurodollar Rate or the recording, registration, notarization or other formalization of any thereof or any payments of principal, interest or other amounts made on or in respect of a Revolving Credit Loan made to the Borrower when the interest rate is determined by reference to the Eurodollar Rate (all such taxes, levies, costs and charges being hereinafter collectively called "Eurodollar Rate Taxes"); provided, however, that Eurodollar Rate Taxes shall not include net income or franchise taxes imposed by any jurisdiction. The Borrower shall also pay such additional amounts equal to increases in net income or franchise taxes attributable to payments made by the Borrower pursuant to this clause (a). Promptly after the date on which payment of any such Eurodollar Rate Tax is due pursuant to applicable law, the Borrower will, at the request of the Lender, furnish to the Lender evidence, in form and substance satisfactory to the Lender, that the Borrower has met its obligation under this Section 2.06(vii); and

            (b) the Borrower will indemnify the Lender against, and reimburse the Lender on demand for, any Eurodollar Rate Taxes paid by the Lender in respect of a Revolving Credit Loan made to the Borrower, as determined by the Lender in its sole discretion. The Lender shall provide the Borrower with (1) appropriate receipts for any payments or reimbursements made by the Borrower pursuant to this clause (b) and (2) such information as may reasonably be required to indicate the basis for such Eurodollar Rate Taxes; provided, however, that if the Lender subsequently recovers, or receives a net tax benefit with respect to, any amount of Eurodollar Rate Taxes previously paid by the Borrower pursuant to this Section 2.06(vii)(b), the Lender shall, within thirty
(30) days after receipt of such refund, and to the extent permitted by applicable law, pay to the Borrower the amount of any such recovery or permanent net tax benefit.

      (viii) Booking of Eurodollar Rate Loans. The Lender may make, carry or transfer Eurodollar Rate Loans at, to, or for the account of, any of its branch offices, agencies or the office of an Affiliate of the Lender; provided, however, the Lender shall not be entitled to receive any greater amount under
Section 2.02(vi) or 2.06(vii) hereof as a result of the transfer of any such Revolving Credit Loan than the Lender would be entitled to immediately prior thereto unless (a) such transfer occurred at a time when circumstances giving rise to the claim for such greater amount did not exist and were not reasonably foreseeable in the view of the Lender and (b) such claim would have arisen even if such transfer had not occurred.

      (ix) Affiliates Not Obligated. No Eurodollar Affiliate or other Affiliate of the Lender shall be deemed a party to this Loan Agreement or shall have any rights, liability or obligation under this Loan Agreement.

      Section 2.07 Increased Capital. If either (i) the introduction of or any change in or in the interpretation of any Law or regulation or (ii) compliance by the Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) affects or would affect the amount of capital required or expected to be maintained by the Lender or any corporation controlling the Lender and the Lender determines that the amount of such capital is increased by or based upon the existence of the Lender's commitment to make Revolving Credit Loans and other commitments of this type or upon the existence of letters of credit (or similar contingent obligations), then, upon demand by the Lender, the Borrower shall immediately pay to the Lender, from time to time as specified by the Lender, additional amounts sufficient to compensate the Lender in the light of such circumstances, to the extent that the Lender determines such increase in capital to be allocable to the existence of the Lender's commitment to fund the Revolving Credit Facility. A certificate as to such amounts submitted to the Borrower by the Lender, shall, in the absence of manifest error, be conclusive and binding for all purposes.

      Section 2.08. Authorized Officers of the Borrower. The Borrower shall notify the Lender in writing of the names of the officers and employees authorized to request Revolving Credit Loans and shall provide the Lender with a specimen signature of each such Authorized Officer. The Lender shall be entitled to rely conclusively on such officer's or employee's authority to request such Revolving Credit Loans until the Lender receives written notice to the contrary. The Lender shall have no duty to verify the authenticity of the signature appearing on any written Notice of Borrowing or Notice of Conversion/Continuation and, with respect to an oral request for such a Revolving Credit Loan, the Lender shall have no duty to verify the identity of any Person representing himself as one of the officers or employees authorized to make such request on behalf of the Borrower. The Lender shall not incur any liability to the Borrower in acting upon any telephonic notice referred to above which the Lender believes in good faith to have been given by a duly Authorized Officer or other Person authorized to borrow on behalf of the Borrower or for otherwise acting in good faith under this Section 2.08.

      Section 2.09  Taxes.

            (i) Payments Net of Taxes. All payments made by the Borrower under this Loan Agreement or any other Loan Document shall be made free and clear of, and without reduction or withholding for or on account of, any present or future Taxes.

            If any Taxes are required to be withheld or deducted from any amounts payable to the Lender under this Loan Agreement or any other Loan Document, the Borrower shall pay the relevant amount of such Taxes and the amounts so payable to the Lender shall be increased to the extent necessary to yield to the Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Loan Agreement and the other Loan Documents. Whenever any Taxes are paid by the Borrower with respect to payments made in connection with this Loan Agreement or any other Loan Document, as promptly as possible thereafter, the Borrower shall send to the Lender for its own account a certified copy of an original official receipt received by the Borrower showing payment thereof.

            (ii) Indemnity. The Borrower hereby indemnifies the Lender for the full amount of all Taxes attributable to payments by or on behalf of the Borrower hereunder or under any of the other Loan Documents (including any incremental Taxes, interest or penalties that may become payable by the Lender as a result of any failure to pay such Taxes unless such failure was the result of the action or inaction of the Lender to notify the Borrower in writing of the existence of such Taxes). Such indemnification shall be made within thirty (30) days from the date the Lender makes written demand therefor.

                                  ARTICLE III

                   CONDITIONS TO THE REVOLVING CREDIT LOANS

      Section 3.01 Conditions Precedent to the Effectiveness of this Loan Agreement. This Loan Agreement shall become effective on the Closing Date when the following conditions precedent have been satisfied (unless waived by the Lender or unless the deadline for delivery has been extended by the Lender):

            (i) Certain Documents. The Lender shall have received on or before the Closing Date all of the following, all of which, except as otherwise specifically described below, shall be in form and substance satisfactory to the
Lender:

                  (a) This Loan Agreement together with all Exhibits and Schedules attached hereto;

                  (b) A Notice of Borrowing pursuant to Section 2.01 hereof dated the Closing Date executed by the Borrower;

                  (c) The Revolving Credit Note;

                  (d) The Agreement of Guaranty;

                  (e) The opinions of counsel to the Borrower substantially in the form of Exhibit "E" attached hereto;

                  (f) A certificate of the Secretary or Assistant Secretary of the Borrower, its Subsidiaries and its corporate Affiliates dated the Closing Date certifying (1) the names and true signatures of the incumbent officers of the Borrower, its Subsidiaries and its corporate Affiliates authorized to sign this Loan Agreement and all other Loan Documents executed by the Borrower, its Subsidiaries and its corporate Affiliates in connection with this Loan Agreement, (2) the By-Laws of the Borrower, its Subsidiaries and its corporate Affiliates as in effect on the date of such certification, (3) the resolutions of the Borrower's, its Subsidiaries' and its corporate Affiliates' respective Boards of Directors approving and authorizing the execution, delivery and performance of this Loan Agreement and all other Loan Documents which were executed by the Borrower, its Subsidiaries and its corporate Affiliates in connection herewith and (4) that there have been no changes in the Certificate of Incorporation and By-Laws of the Borrower since the date of the most recent certification thereof by the Office of the appropriate Secretary of State delivered to the Lender prior to the Closing Date;

                  (g) The Certificate of Incorporation of the Borrower, its Subsidiaries and/or its corporate Affiliates as amended, modified or supplemented to the Closing Date, shall be certified to be true, correct and complete by the appropriate Secretaries of State as of dates acceptable to the Lender;

                  (h) Good Standing Certificate(s) certified by the appropriate Secretaries of State relating to the Borrower, its Subsidiaries and/or its corporate Affiliates for each of the states in which the Borrower, its Subsidiaries and/or its corporate Affiliates are qualified to conduct business;

                  (i) The annual operating plan for the 1997 Fiscal Year.

                  (j) Evidence of the insurance required by this Loan Agreement;

                  (k) A contemporaneous search of UCC, real property, tax, judgment and litigation dockets and records and other appropriate registers shall have revealed no filings or recordings in effect with respect to the Borrower, its Subsidiaries and its Affiliates, except such as are acceptable to the Lender, and the Lender shall have received a copy of the search reports received as a result of the search; and

                  (l) The partnership agreements for each of the Partnership Guarantors shall be certified to be true, correct and complete by the Partnership Guarantors as of the Closing Date.

                  (m) Such additional documentation as the Lender may reasonably require.

            (ii) Fees and Expenses Paid. The Borrower shall have paid to the Lender, for its own account, all fees and expenses due and payable under this Loan Agreement and the Commitment Letter on or before the Closing Date.

            (iii) Representations and Warranties. All of the representations and warranties of the Borrower, the Corporate Guarantors and/or the Partnership Guarantors contained in subsections (i) through (xxxi) of Section 4.01 hereof and in any other Loan Document (other than for changes permitted or contemplated by this Loan Agreement and/or the Agreement of Guaranty) shall be true and correct in all material respects on and as of the Closing Date as though made on and as of that date (except any such representations and warranties stated to be given on a specific date other than the Closing Date).

            (iv) No Default. No Event of Default or Potential Event of Default hereunder or under the other Loan Documents shall have occurred and be continuing on the Closing Date.

            (v) No Injunction. No Requirements of Law shall prohibit, and no order, judgment or decree of any Governmental Authority shall and, except as set forth on Schedule 4.01(vii) hereto, no litigation shall be pending or threatened which in the judgment of the Lender would, enjoin, prohibit, restrain, impose or result in the imposition of any material adverse condition upon the consummation of the transactions contemplated hereby.

            (vi) Consents. The Borrower, the Corporate Guarantors and/or the Partnership Guarantors shall have received all consents and authorizations required pursuant to any material

Contractual Obligation with any other Person and shall have obtained all consents and authorizations of, and effected all notices to and filings with, any Governmental Authority, in each case, as may be necessary to allow the Borrower, the Corporate Guarantors and/or the Partnership Guarantors lawfully to execute, deliver and perform, in all material respects, its obligations under this Loan Agreement and the other Loan Documents.

            (vii) No Material Adverse Change. No adverse change deemed material by the Lender, in its sole opinion, shall have occurred since the date of the most recent annual audited financial report of the Borrower, its Subsidiaries and its Affiliates delivered to the Lender through the Closing Date, as to the condition (financial or otherwise), operations, performance or properties of the Borrower, its Subsidiaries and its Affiliates individually or taken as a whole.

      3.02. Conditions Precedent to All Revolving Credit Loans and the Issuance of Letters of Credit. The obligation of the Lender to make any Revolving Credit Loan and/or issue any Letter of Credit requested to be made and/or issued by it, on any date, is subject to the following conditions precedent as of such date:

            (i) Notice of Borrowing. With respect to a request for a Revolving Credit Loan, the Lender shall have received in accordance with the provisions of
Section 2.01(ii) hereof, on or before any Borrowing Date, an original and duly executed Notice of Borrowing.

            (ii) Application for Letters of Credit. With respect to a request for the issuance of a Letter of Credit, the Lender shall have received in accordance with the provisions of Section 2.01(vi) hereof, on or before the date of issuance, an original and duly executed Letters of Credit Reimbursement Agreement.

            (iii) Additional Matters. As of the Borrowing Date for any Revolving Credit Loan and the date of the issuance of any Letter of Credit:

                  (a) Representations and Warranties. All of the representations and warranties of the Borrower contained in subsections (i) through (xxx) of
Section 4.01 hereof and in any other Loan Document (other than representations and warranties which expressly speak only of a different date and other than for changes permitted or contemplated by this Loan Agreement) shall be true and correct in all material respects;

                  (b) No Default. No Event of Default or Potential Event of Default shall have occurred and be continuing or would result from the making of the requested Revolving Credit Loan or the issuance of the requested Letter of Credit;

                  (c) No Injunction. No law or regulations shall prohibit, and no order, judgment or decree of any Governmental Authority shall, and, except as set forth on Schedule 4.01(vii) hereto, no litigation shall be pending or threatened which in the reasonable judgment of the Lender would, enjoin, prohibit, restrain, impose or result in the imposition of any material adverse condition upon (1) the Lender from making the Revolving Credit Loan requested to be made on the Borrowing Date and (2) the Lender from issuing the Letter of Credit requested to be issued; and


                  (d) No Material Adverse Change. No adverse change deemed material by the Lender, in its reasonable opinion, shall have occurred after the Closing Date as to the condition (financial or otherwise), operations, performance or properties of the Borrower, its Subsidiaries and/or its Affiliates, individually or taken as a whole.

            Each submission by the Borrower to the Lender of a Notice of Borrowing with respect to a Revolving Credit Loan and the acceptance by the Borrower of the proceeds of each such Revolving Credit Loan made hereunder or the request for the issuance of a Letter of Credit and the issuance of such Letter of Credit, shall constitute a representation and warranty by the Borrower as of the Borrowing Date in respect of such Revolving Credit Loan that all the conditions contained in this Section 3.02 have been satisfied.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

      Section 4.01 Representations and Warranties on the Effective Date. In order to induce the Lender to enter into this Loan Agreement, the Borrower hereby represents and warrants to the Lender that the following statements are true, correct and complete on and as of the Closing Date:

            (i) Organization; Corporate Powers. The Borrower (a) is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware, (b) is duly qualified to conduct business as a foreign corporation and is in good standing under the Laws of each jurisdiction in which it owns or leases real property or in which the nature of its business requires it to be so qualified and (c) has all requisite power and authority to own, operate and encumber its property and assets and to conduct its business as presently conducted and as proposed to be conducted in connection with and following the consummation of the transactions contemplated by the Loan Documents.

            (ii) Authority. (a) The Borrower has the requisite corporate power and authority (1) to execute, deliver and perform each of the Loan Documents executed by it, or to be executed by it, and (2) to file the Loan Documents filed by it, or to be filed by it, with the appropriate Governmental Authority.

                  (b) The execution, delivery and performance (or filing, as the case may be) of each of the Loan Documents to which it is a party and the consummation of the transactions contemplated thereby, have been duly authorized by the Board of Directors of the Borrower and no further corporate proceedings on the part of the Borrower are necessary to consummate such transactions.

                  (c) Each of the Loan Documents to which the Borrower is a party has been duly executed and delivered (or filed, as the case may be) by the Borrower and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

            (iii) Subsidiaries and Ownership of Capital Stock. As of the Closing Date, the Borrower has eight (8) Subsidiaries. In addition, the two (2) Partnership Guarantors are Affiliates of the Borrower. Schedule 4.01(iii) attached hereto sets forth the number of issued and authorized shares of each class of capital stock of the Borrower. No capital stock (or any securities, instruments, warrants, option or purchase rights, conversion or exchange rights, calls, commitments or claims of any character convertible into or exercisable for capital stock) of the Borrower is subject to issuance under any security, instrument, warrant, option or purchase rights, conversion or exchange rights, call, commitment or claim of any right, title or interest therein or thereto, except as set forth on Schedule 4.01(iii) attached hereto. The outstanding capital stock of the Borrower is duly authorized, validly issued, fully paid and nonassessable and is not Margin Stock.

            (iv) No Conflict. The execution and delivery by the Borrower, the Corporate Guarantors and the Partnership Guarantors of each Loan Document and the performance of each of the transactions contemplated thereby do not and will not (a) to the best knowledge of the Borrower, constitute a tortious interference with any Contractual Obligation of the Borrower, the Corporate Guarantors and the Partnership Guarantors, (b) conflict with or violate the Borrower's and/or the Corporate Guarantors' respective Certificates of Incorporation or By-Laws, (c) conflict with or violate the Partnership Guarantors' partnership agreements, (d) conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any Requirement of Law or, subject to clause (a) above, Contractual Obligation of the Borrower, or require termination of any Contractual Obligation, the consequences of which conflict or default or termination would have or is reasonably likely to have a Material Adverse Effect (e) result in or require the creation or imposition of any Lien whatsoever upon any of the properties or assets of the Borrower, its Subsidiaries and/or its Affiliates (other than Liens permitted pursuant to Section 7.02(ii) hereof) or (f) require any approval of stockholders, other than as otherwise obtained.

            (v) Governmental Consents. The execution, delivery and performance of each Loan Document and the transactions contemplated thereby do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by any Governmental Authority, except filings, consents or notices which have been, or will in due course, be made, obtained or given.

            (vi) Governmental Regulation. The Borrower, its Subsidiaries and its Affiliates are not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, the Investment Company Act of 1940 or any other Law such that the Borrower's, its Subsidiaries' and/or its Affiliates' ability to incur indebtedness is limited or their ability to consummate the transactions contemplated hereby is materially impaired.

            (vii) Litigation; Adverse Effects. (a) Except as set forth in
Schedule 4.01(vii) attached hereto, there is no action, suit, proceeding, governmental investigation or arbitration, at law or in equity, or before or by any Governmental Authority, pending, or to the knowledge of the Borrower, threatened against the Borrower, its Subsidiaries and/or its Affiliates or threatened against any Property of the Borrower, its Subsidiaries and its Affiliates which is reasonably likely to (1) result in any Material Adverse Effect, (2) materially and adversely affect the ability of the Borrower, its Subsidiaries and its Affiliates to perform their respective obligations under the Law, any material Contractual Obligation and/or the Loan Documents or (3) materially and adversely affect the ability of the Borrower, its Subsidiaries and/or its Affiliates to perform their collective Obligations or the Lender's ability to enforce such Obligations.

                  (b) The Borrower, its Subsidiaries and its Affiliates are not
(1) in violation of any applicable Law which violation has or is reasonably likely to have a Material Adverse Effect or (2) subject to or in default with respect to any final judgment, writ, injunction, decree, rule or regulation of any court or Governmental Authority which has or is reasonably likely to have a Material Adverse Effect. Except as set forth in Schedule 4.01(vii) attached hereto, there is no action, suit, proceeding or investigation pending or, to the best knowledge of the Borrower, threatened against or affecting the Borrower, its Subsidiaries and/or its Affiliates challenging the validity or the enforceability of any of the Loan Documents.

            (viii) No Material Adverse Change. No material adverse change has occurred in (a) the condition (financial or otherwise), operations or performance of the Borrower, its Subsidiaries and its Affiliates taken as a whole, or the ability of the Borrower to perform its Obligations under the Loan Documents to which it is a party.

            (ix) Payment of Taxes. All tax returns and reports of the Borrower, its Subsidiaries and its Affiliates required to be filed, have been timely filed (or appropriate extensions of time for the filing of same have been timely requested), and all taxes, assessments, fees and other governmental charges thereupon and upon their respective Properties, assets, income and franchises which are shown on such returns as being due and payable, have been paid when due and payable, except such taxes, if any, that are reserved against in accordance with Generally Accepted Accounting Principles, such taxes as are being contested in good faith by appropriate proceedings or such taxes the failure to make payment of which when due and payable would not have, in the aggregate, a Material Adverse Effect. The Borrower has no knowledge of any proposed tax assessment against the Borrower, the Corporate Guarantors and/or the Partnership Guarantors that is reasonably likely to have a Material Adverse Effect, which is not being actively contested in good faith by the Borrower, the Corporate Guarantors and/or the Partnership Guarantors.

            (x) Material Adverse Agreements. The Borrower, its Subsidiaries and/or its Affiliates are not a party to or subject to any Contractual Obligation or other restriction contained in their respective Certificates of Incorporation, By-laws, partnership agreements or similar governing documents which has or is reasonably likely to have a Material Adverse Effect.

            (xi) Performance. The Borrower, its Subsidiaries and its Affiliates are not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Contractual Obligation applicable to them, and no condition exists which, with the giving of notice or the lapse of time or both, would constitute a default under such Contractual Obligation, in each case, except where the consequences, direct or indirect, of such default or defaults, if any, would not have or are not reasonably likely to have a Material Adverse Effect.

            (xii) Securities Activities. The Borrower, its Subsidiaries and its Affiliates are not engaged principally in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

            (xiii) Requirements of Law. The Borrower has no actual knowledge of any non-compliance with respect to all Requirements of Law applicable to the Borrower, its Subsidiaries, its Affiliates and their respective businesses, and the Borrower, its Subsidiaries and its Affiliates are not charged with, or to the best of the Borrower's knowledge, under investigation with respect to, any violation of any such Requirements of Law, except where a non-compliance or violation of all Requirements of Law would not result in a Material Adverse Effect.

            (xiv) Patents, Trademarks, Permits, Etc. The Borrower, its Subsidiaries and its Affiliates own, license or otherwise have the lawful right to use, or have all permits and other governmental approvals, patents, trademarks, trade names, copyrights, technology, know-how and processes used in or necessary for the conduct of their respective businesses as currently conducted which are material to their condition (financial or otherwise), operations and performance, taken as a whole. The use of such permits and other governmental approvals, patents, trademarks, trade names, copyrights, technology, know how and processes by the Borrower, its Subsidiaries and its Affiliates does not infringe on the rights of any Person, subject to such claims and infringements and do not, in the aggregate, give rise to any liability on the part of the Borrower, its Subsidiaries and its Affiliates which has or is reasonably likely to have a Material Adverse Effect.

            (xv) Environmental Matters. Except as disclosed in Schedule 4.01(xv) attached hereto and except where the failure to comply with the provisions of clauses (a) through (k) below does not result in a Material Adverse Effect, (a) the operations of the Borrower, its Subsidiaries and its Affiliates comply in all substantial respects with all applicable environmental, health and safety Requirements of Law; (b) the Borrower, its Subsidiaries and its Affiliates have obtained all environmental, health and safety Permits necessary for their respective operations, and all such Permits are in good standing, and the Borrower, its Subsidiaries and its Affiliates are in material compliance with all terms and conditions of such Permits; (c) the Borrower's, its Subsidiaries' and its Affiliates' respective present Properties and operations, and to the best of the Borrower's knowledge, the Borrower's, its Subsidiaries' and its Affiliates' respective past Properties and operations, are not the subject of any order from or agreement with any Governmental Authority or private party or any judicial or administrative proceeding or investigations respecting any environmental, health or safety Requirements of Law, and are not the subject of any Remedial Action or other Liabilities and Costs arising from the Release or threatened Release of an Environmental Concern Material into the Environment;
(d) the Borrower, its Subsidiaries and its Affiliates have not filed any notice under any Requirement of Law indicating past or present treatment, storage or disposal of an Environmental Concern Material in violation of any Environmental Law; (e) the Borrower, its Subsidiaries and its Affiliates have not filed any notice under any applicable Requirement of Law reporting a Release of an Environmental Concern Material into the Environment in violation of any Environmental Law; (f) there is not now, nor has there ever been, on or in the Property of the Borrower, its Subsidiaries and/or its Affiliates in violation of any Environmental Law: (1) any generation, treatment, recycling, storage or disposal of any Environmental Concern Material, (2) any underground storage tanks or surface impoundments, (3) any asbestos-containing material, or (4) any polychlorinated biphenyls (PCB's) used in hydraulic oils, electrical transformers or other equipment; (g) the Borrower, its Subsidiaries and/or its Affiliates has not received any notice or claim to the effect that it is or may be liable to any Person as a result of the Release or threatened Release of a Environmental Concern Material into the Environment, or as a result of exposure to asbestos or to cotton dust, which may result in any liability; (h) after due inquiry, no Environmental Lien has attached to any Property of the Borrower, its Subsidiaries and/or its Affiliates; (i) the Borrower, its Subsidiaries and its Affiliates have not entered into any negotiations or agreements with any Person (including, without limitation, the prior owner(s) of any Property owned or leased by the Borrower, its Subsidiaries and /or its

Affiliates) relating to any Remedial Action or environmentally related Claim;
(j) the Borrower, its Subsidiaries and its Affiliates have no material contingent liability in connection with any Release or threatened Release of any Environmental Concern Material into the Environment; and (k) none of the products that the Borrower, its Subsidiaries and/or its Affiliates manufacture, distribute or sell, or, to the best of the Borrower's knowledge, ever has manufactured, distributed or sold, contains an asbestos-containing material.

            (xvi) ERISA. As of the Closing Date, the Borrower, its Subsidiaries, its Affiliates and any ERISA Affiliate do not maintain or contribute to any Plan other than a Plan listed on Schedule 4.01(xvi) attached hereto. Except as otherwise provided on Schedule 4.01(xvii), each Plan which is intended to be a qualified plan has been determined by the IRS to be qualified under Section 401(a), and each trust related to any such Plan has been so determined to be exempt from federal income tax under Section 501(a) of the Code prior to its amendment by the Tax Reform Act of 1986, and such Plan and trust are being operated in all material respects in compliance with and will be timely amended in accordance with the Tax Reform Act of 1986 and the Omnibus Budget Reconciliation Act of 1987 as interpreted by the regulations promulgated thereunder. Except as otherwise provided on Schedule 4.01(xvi) attached hereto, the Borrower, its Subsidiaries, its Affiliates and any ERISA Affiliate do not maintain or contribute to any employee welfare benefit plan within the meaning of Section 3(1) of ERISA which provides lifetime benefits to retirees other than as may be required by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended and interpreted by regulations promulgated thereunder. The Borrower, its Subsidiaries, its Affiliates and all of their ERISA Affiliates are in compliance in all material respects with the responsibilities, obligations or duties imposed on them by ERISA or regulations promulgated thereunder with respect to all Plans. No material accumulated funding deficiency (as defined in Section 302(a)(2) of ERISA and Section 412(a) of the Code) exists in respect to any Benefit Plan. The Borrower, its Subsidiaries, its Affiliates any ERISA Affiliate and any fiduciary of any Plan (a) have not engaged in a nonexempt "prohibited transaction" described in Section 406 of ERISA or Section 4975 of the Code or (b) have not taken any action which would constitute or result in a Termination Event with respect to any Plan such that actions under (a) or (b) or both would result in a material obligation to pay money. The Borrower, its Subsidiaries, its Affiliates and any ERISA Affiliate have not incurred any material liability to the PBGC which remains outstanding other than the liability to pay the PBGC insurance premiums for the current year. Schedule B to the most recent annual report filed with the IRS with respect to each Benefit Plan (which has been furnished to the Lender) is complete and accurate in all material respects. Except as provided on Schedule 4.01(xvi) attached hereto, since the date of each such Schedule B, there has been no material adverse change in the funding status or financial condition of the Benefit Plan relating to such Schedule B which would result in a Material Adverse Effect. The Borrower, its Subsidiaries, its Affiliates and any ERISA Affiliate have not failed to make a required installment under subsection (m) of Section 412 of the Code or any other payment required under Section 412 of the Code on or before the due date for such installment or other payment which would in the aggregate have a Material Adverse Effect. The Borrower, its Subsidiaries, its Affiliates and any ERISA Affiliate are not required to provide security to a Plan under
Section 401(a)(29) of the Code due to a Plan amendment that results in an increase in current liability for the plan year. The Borrower, its Subsidiaries, its Affiliates and any ERISA Affiliate are not contributing and have not ever contributed to or been obligated to contribute to any Multiemployer Plan, and no employees or former employees of the Borrower, its Subsidiaries, its Affiliates or any ERISA Affiliate have been covered by any Multiemployer Plan in respect of their employment by the Borrower or any ERISA Affiliate, and, accordingly, the representations and warranties in this paragraph (xvi) do not apply to Multiemployer Plans.

            (xvii) Solvency. The Borrower, its Subsidiaries and its Affiliates taken as a whole are Solvent after giving effect to the transactions contemplated by this Loan Agreement and the other Loan Documents, the payment and accrual of all costs payable on the Closing Date with respect to any of the foregoing, and all obligations, if any, under any Plan or the equivalent for unfunded past service liability and any other unfunded medical (including post-retirement) and death benefits.

            (xviii) Notes Qualification. As of the date on which this representation and warranty is made, the offering and issuance of the Revolving Credit Note is exempt from registration under Section 5 of the Securities Act or has been registered pursuant to a registration statement filed pursuant to the Securities Act and, if so registered, is qualified under the Trust Indenture Act of 1939, as amended.

            (xix) Assets and Properties. Substantially all of the assets and properties owned by, leased to or used by the Borrower, its Subsidiaries and its Affiliates (a) are in good operating condition and repair, (ordinary wear and tear excepted), (b) are free and clear of any known defects (except such defects as do not substantially interfere with the continued use thereof in the conduct of normal operations) and (c) are able to serve the function for which they are currently being used, in each case where the failure of such asset to meet such requirements would not have or is not reasonably likely to have a Material Adverse Effect.

            (xx) Joint Venture; Partnership. Except as set forth in Schedule
4.01 (xx) attached hereto, as of the Closing Date the Borrower, its Subsidiaries and its Affiliates are not engaged in any joint venture or partnership with any other Person.

            (xxi) Insurance. The Borrower, its Subsidiaries and its Affiliates maintain with financially sound and reputable insurers not related to or affiliated with the Borrower, its Subsidiaries and its Affiliates, insurance with respect to its properties and businesses, insured against such liabilities, casualties and contingencies and in such types and amounts as is customary in the case of corporations engaged in the same or a similar business or having similar properties similarly situated. Schedule 4.01(xxi) attached hereto sets forth a list of all insurance currently maintained by or in respect of the Borrower, its Subsidiaries and its Affiliates setting forth the identity of the insurance carrier, the type of coverage, the amount of coverage and the deductible. There are no claims, actions, suits, proceedings against, arising under or based upon any of such insurance policies except as set forth in
Schedule 4.01(xxi) attached hereto.

            (xxii) Title to Property. The Borrower, its Subsidiaries and its Affiliates have good and marketable title in fee simple to all respective Property owned or purported to be owned by them, including, without limitation to all property reflected in the most recent consolidated balance sheet referred to in Section 4.01(xxiii) hereof or submitted pursuant to Article V (except as sold or otherwise disposed of in the ordinary course of business after the date of such balance sheet), in each case free and clear of all Liens, other than Liens permitted under the terms of
Section 7.02 of this Loan Agreement.

            (xxiii) Audited Financial Statements. The Borrower has heretofore furnished to the Lender consolidated and consolidating balance sheet of the Borrower, its Subsidiaries and its Affiliates dated as of March 31, 1995, and the related statements of income, cash flows and changes in stockholders' equity for the 1995 Fiscal Year then ended, as examined and reported on by its Independent Certified Public Accountant, who delivered an unqualified opinion in respect thereof, all as set forth in the Form 10-K. Such financial statements (including the notes thereto) present fairly the financial condition of the Borrower, its Subsidiaries and its Affiliates as of the end of such Fiscal Year and the results of its operations and its cash flows for the Fiscal Year then ended, all in conformity with Generally Accepted Accounting Principles.

            (xxiv) Interim Financial Statements. The Borrower has heretofore furnished to the Lender interim balance sheets of the Borrower, its Subsidiaries and its Affiliates as of the end of its first, second and third Fiscal Quarters of the Fiscal Year beginning April 1, 1995, together with the related statements of income and cash flows for the applicable fiscal periods ending on each such date, all as set forth in the Form 10-Q. Such financial statements present fairly the financial condition of the Borrower, its Subsidiaries and its Affiliates as of the end of such Fiscal Quarters and the results of its operations and its cash flows for the fiscal periods then ended, all in conformity with Generally Accepted Accounting Principles (except to the extent set forth in the notes to said financial statements), subject to normal and recurring year-end audit adjustments.

            (xxv) Absence of Undisclosed Liabilities. The Borrower, its Subsidiaries and its Affiliates have no liability or obligation of any nature whatever (whether absolute, accrued, contingent or otherwise, whether or not due), forward or long-term commitments or unrealized or anticipated losses from unfavorable commitments, except (a) as disclosed in the financial statements referred to in Sections 4.01(xxiii) and (xxiv) hereof, (b) matters that, individually or in the aggregate could not have a Material Adverse Effect and
(c) Contractual Obligations incurred in the ordinary course of the Borrower's, its Subsidiaries' and its Affiliates' business.

            (xxvi) Margin Regulations. No part of the proceeds of the Revolving Credit Facility will be used for the purpose of buying or carrying any Margin Stock, as such term is used in Regulations G and U of the Federal Reserve Board, as amended from time to time, or to extend credit to others for the purpose of buying or carrying any Margin Stock. The Borrower, its Subsidiaries and its Affiliates are not engaged in the business of extending credit to others for the purpose of buying or carrying Margin Stock. Neither the making of any Revolving Credit Loan nor any use of proceeds of any such Revolving Credit Loan will violate or conflict with the provisions of Regulation G, T, U or X of the Federal Reserve Board, as amended from time to time.

            (xxvii) Labor Matters. Except as set forth on Schedule 4.01(xxvii) attached hereto, the Borrower, its Subsidiaries and its Affiliates is not a party to any labor union or collective bargaining agreements. The Borrower, its Subsidiaries and its Affiliates is in compliance with all applicable laws respecting employment and employment practices, including, without limitation, laws, regulations, and judicial and administrative decisions relating to wages, hours, conditions of work, collective bargaining, health and safety, payment of social security, payroll, withholding and other taxes, worker's compensation, insurance requirements, as well as requirements of ERISA and the Consolidated Omnibus Budget Reconciliation Act, except to the extent that noncompliance would not have a Material Adverse Effect. There is no (a) unfair labor practice complaint pending or, to the best knowledge of the Borrower, threatened against the Borrower before the National Labor Relations Board or any court nor any pending or, to the best knowledge of the Borrower, threatened sexual harassment, or wrongful discharge claim, (b) labor strike, dispute, slowdown, or stoppage pending or, to the best knowledge of the Borrower, threatened against the Borrower, or (c) representation petition, respecting the employees of the Borrower filed or threatened to be filed with the National Labor Relations Board.

            (xxviii) Brokerage Commissions. No other Person is entitled to receive from the Borrower, its Subsidiaries and/or its Affiliates any brokerage commission, finder's fee or similar fee or payment in connection with the consummation of the transactions contemplated by this Loan Agreement. No brokerage or other fee, commission or compensation is to be paid by the Lender by reason of any act, alleged act or omission of the Borrower, its Subsidiaries and/or its Affiliates with respect to the transactions contemplated hereby.

            (xxix) Books and Records. The Borrower maintains its books and records relative to its assets, properties and business transactions at the Borrower's principal corporate offices located at 5 Sylvan Way, Parsippany, New Jersey 07054; provided, however, with respect to the books and records of the Borrower's division commonly known as "DRS Military Systems", its books and records are maintained at 138 Bauer Drive, Oakland New Jersey 07436.

           (xxx) Business Name. The only name by which the Borrower is known or under which the Borrower is conducting its business is "Diagnostic/Retrieval Systems, Inc." or "DRS".

      Section 4.02. Subsequent Funding Representations and Warranties. In order to induce the Lender to enter into this Loan Agreement and to make the Revolving Credit Loans, the Borrower hereby represents and warrants to the Lender that the statements set forth in sections (i) through (xxx) of Section 4.01 hereof (except (i) to the extent that such statements (a) are made expressly only as of the Closing Date or (b) other than for changes permitted or contemplated by this Loan Agreement), are true, correct and complete in all material respects on and as of the Borrowing Date in respect of each Borrowing after the Closing Date.

                                   ARTICLE V

                              REPORTING COVENANTS

      On and after the Closing Date and so long as the Borrower shall have any Obligation hereunder, unless the Lender shall give its prior express written consent to the effect otherwise, then:

      Section 5.01. Statement of Accounting. The Borrower shall make and keep books, records and accounts which, in reasonable detail, accurately and fairly reflect its transactions and dispositions of its assets and shall maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary
(a) to permit preparation of financial statements in conformity with Generally Accepted Accounting Principles and any other accounting principles applicable thereto and (b) to maintain accountability for assets and (iii) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

      Section 5.02 Reporting and Information Requirements. The Borrower shall deliver or cause to be delivered to the Lender the following financial statements, data, reports and information, at the Borrower's own cost and expense:

            (i) Annual Audited Consolidated and Consolidating Financial Statements of the Borrower, its Subsidiaries and its Affiliates. As soon as available, but in any event within ninety (90) days after the close of each Fiscal Year of the Borrower, "audited" consolidated statements of income, retained earnings and a statement of cash flows for the Borrower, its Subsidiaries and its Affiliates for such Fiscal Year and a consolidated balance sheet for the Borrower, its Subsidiaries and its Affiliates as of the close of such Fiscal Year, and notes to each, all as set forth in the Form 10-K filed with the United States Securities and Exchange Commission. Such consolidated financial statements shall be accompanied by an opinion of the Independent Certified Public Accountant, which opinion shall be free of exceptions or qualifications which is of "going concern" or like nature or which relates to a more limited scope of examination. Such opinion shall in any event contain a written statement of such accountants substantially to the effect that (a) such accountants examined the financial statements in accordance with Generally Accepted Auditing Standards and accordingly made such tests of accounting records and such other auditing procedures as such accountants considered necessary under the circumstances and (b) in the opinion of such accountants such financial statements present fairly the financial position and cash flows of the Borrower, its Subsidiaries and its Affiliates as of the end of such Fiscal Year, and the results of the Borrower's, its Subsidiaries' and its Affiliates' operations and the changes in their financial position for such Fiscal Year, in conformity with Generally Accepted Accounting Principles applied on a basis consistent with that of the preceding Fiscal Year. In addition to the delivery of the annual "audited" consolidated financial statements, the Borrower shall also deliver to the Lender, at the same time, an "unaudited" management prepared consolidating statement of income for the Borrower, its Subsidiaries and its Affiliates for such Fiscal Year and a consolidating balance sheet for the Borrower, its Subsidiaries and its Affiliates as of the close of such Fiscal Year, all prepared and certified to the Lender by the Borrower's chief accounting officer in her capacity as an Authorized Officer.

            (ii) Annual Operating Plan. As soon as available, but in any event within ninety (90) days after the close of each Fiscal Year of the Borrower, a copy of the Borrower's, its Subsidiaries' and its Affiliates' annual operating plan for the then current Fiscal Year.

            (iii) Quarterly Consolidated and Consolidating Financial Statements of the Borrower, its Subsidiaries and its Affiliates. As soon as available, but in any event within forty-five (45) days after the close of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower, "unaudited" consolidated statements of income and a statement of cash flows for the Borrower, its Subsidiaries and its Affiliates for such Fiscal Quarter and for the period from the beginning of such Fiscal Year to the end of such Fiscal Quarter, and an "unaudited" balance sheet of the Borrower, its Subsidiaries and its Affiliates as of the close of such Fiscal Quarter, all as set forth in the Form 10-Q filed with the United States Securities and Exchange Commission. In addition to the delivery of the quarterly consolidated financial statements, the Borrower shall also deliver to the Lender, at the same time, an "unaudited" management prepared consolidating statement of income for the Borrower, its Subsidiaries and its Affiliates for such Fiscal Quarter and for the period from the beginning of such Fiscal Year to the end of such Fiscal Quarter and an "unaudited" consolidating balance sheet of the Borrower, its Subsidiaries and its Affiliates as of the close of such Fiscal Quarter, all as certified by the chief accounting officer of the Borrower in her capacity as an Authorized Officer as presenting fairly the financial position of the Borrower, its Subsidiaries and its Affiliates as of the end of such dates and fiscal periods and the results of the Borrower's, its Subsidiaries' and its Affiliates' operations and the changes in the Borrower's, its Subsidiaries' and its Affiliates' financial position and cash flows for such fiscal periods, in conformity with Generally Accepted Accounting Principles applied in a manner consistent with that of the most recent audited financial statements furnished to the Lender, subject to normal and recurring year-end audit adjustments.

            (iv) Contract Backlog Report. As soon as available, but in any event within forty-five (45) days after the close of each Fiscal Quarter of each Fiscal Year of the Borrower, a contract backlog report for the Borrower, its Subsidiaries and its Affiliates signed by an Authorized Officer of the Borrower.

            (v) Compliance Certificates. Together with each delivery of any financial statement pursuant to this Section 5.02(i) and Section 5.02(iii) above, an Officer's Certificate of the Borrower substantially in the form of Exhibit "F" attached hereto, (a) stating that the officer signatory thereto in his capacity as an Authorized Officer has reviewed the terms of this Loan Agreement and the principal Loan Documents, and has made, or caused to be made under his supervision, a review in reasonable detail of the transactions and condition of the Borrower, its Subsidiaries and its Affiliates, taken as a whole, during the accounting period covered by such financial statements, and that such review has not disclosed the existence during or at the end of such accounting period, and that the signer does not have knowledge of the existence as at the date of the Officer's Certificate, of any condition or event which constitutes an Event of Default or Potential Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Borrower has taken, is taking and proposes to take with respect thereto; and (b) demonstrating in reasonable detail compliance during and at the end of such accounting periods with the covenants contained in
Article VIII of this Loan Agreement.

            (vi) Quarterly Accounts Receivable Aging Reports, Etc. As soon as available, but in any event within forty-five (45) days after the close of each Fiscal Quarter of each Fiscal Year of the Borrower, a quarterly accounts receivable aging report in summary form only, setting forth the amounts due and owing to each of the Borrower, its Subsidiaries and its Affiliates, respectively, as of the close of the preceding Fiscal Quarter.

            (vii) Other Reports and Information. Promptly upon their becoming available to the Borrower, a copy of (a) all reports, financial statements and other information distributed generally by the Borrower, its Subsidiaries and/or its Affiliates to their respective stockholders, partners, bondholders or the financial community and (b) all accountants' management letters pertaining to, all other reports submitted by accountants in connection with any audit of, and all other material reports, if any, from outside accountants with respect to, the Borrower, its Subsidiaries and/or its Affiliates.

            (viii) Further Information. The Borrower shall promptly furnish to the Lender such business, financial or other information concerning the Borrower, its Subsidiaries and its Affiliates in such form as the Lender may reasonably request from time to time.

            (ix) Notice of Event of Default. Promptly upon becoming aware of any Event of Default or Potential Event of Default, the Borrower shall give the Lender written notice thereof, together with a written statement of the President or chief accounting officer of the Borrower in her capacity as an Authorized Officer setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by the Borrower.

            (x) Notice of Material Adverse Change. Promptly upon becoming aware thereof, the Borrower shall give the Lender written notice concerning any material adverse change in the business, assets, operations or financial condition of the Borrower, its Subsidiaries and/or its Affiliates taken as a whole, including, without limitation, any loss from casualty or theft in excess of $500,000.00 whether or not insured, affecting any Property of the Borrower, setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by the Borrower.

            (xi) Notice of Material Proceedings. Promptly upon becoming aware thereof, the Borrower shall give the Lender written notice of the commencement, existence or threat of any action, suit, proceeding, governmental investigation or arbitration against or affecting the Borrower, its Subsidiaries and/or its Affiliates (including without limitation, litigation, arbitration or administration proceedings) which, if adversely decided, would have a Material Adverse Effect on the business, assets, operations or financial condition of the Borrower, its Subsidiaries and/or its Affiliates taken as a whole or on the ability of the Borrower, its Subsidiaries and/or its Affiliates to perform their obligations under this Loan Agreement or the other Loan Documents.

            (xii) Notice of Pension-Related Events. The Borrower shall give the Lender the following:

                  (a) As soon as possible, and in any event within ten (10) days after the Borrower, its Subsidiaries, its Affiliates or an ERISA Affiliate knows or has reason to know that a Termination Event has occurred, a written statement of the chief accounting officer of the Borrower describing such Termination Event and the action, if any, which the Borrower, its Subsidiaries, its Affiliates. or an ERISA Affiliate has taken, is taking or proposes to take with respect thereto, and when known, any action taken or threatened by the IRS, the DOL or PBGC with respect thereto;

                  (b) As soon as possible, and in any event within fifteen (15) days, after the Borrower, its Subsidiaries, its Affiliates or an ERISA Affiliate knows or has reason to know that a non-exempt prohibited transaction (as defined in Section 406 of ERISA and Section 4975 of the Code) has occurred, a statement of the chief accounting officer of the Borrower describing such transaction;

                  (c) Within ten (10) days after the filing thereof with the DOL, IRS or PBGC, copies of each annual report, filed with respect to each Benefit Plan;

                  (d) Within ten (10) days after the filing thereof with the IRS, a copy of each funding waiver request filed with respect to any Benefit Plan and all communications received by the Borrower, its Subsidiaries, its Affiliates, or an ERISA Affiliate with respect to such request;

                  (e) Within thirty (30) days after a written request from the Lender, information describing an amendment of any existing Benefit Plan which will result in a material increase in the benefits under such Benefit Plan or a notification of any such increase, or the establishment of any new Plan or the commencement of contributions to any Plan to which the Borrower, its Subsidiaries, its Affiliates or an ERISA Affiliate was not previously contributing in a material amount;

                  (f) Promptly upon, and in any event within fifteen (15) Business Days after, receipt by the Borrower, its Subsidiaries, its Affiliates or an ERISA Affiliate of the PBGC's intention to terminate a Benefit Plan or to have a trustee appointed to administer a Benefit Plan, copies of each such notice;

                  (g) Promptly upon, and in any event within ten (10) Business Days after, receipt by the Borrower, its Subsidiaries, its Affiliates or an ERISA Affiliate of an unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the Code;

                  (h) Promptly upon, and in any event within fifteen (15) Business Days after, receipt by the Borrower, its Subsidiaries, its Affiliates or an ERISA Affiliate of a notice from a Multiemployer Plan regarding the imposition of withdrawal liability; and

                  (i) Promptly upon, and in any event within fifteen (15) Business Days after, the Borrower, its Subsidiaries, its Affiliates or any ERISA Affiliate fails to make a required installment under subsection (m) of Section 412 of the Code or any other payment required under Section 412 of the Internal Revenue Code on or before the due date for such installment or payment, a notification of such failure provided that such installment payment is an amount which is material.

            (xiii) Notice of Other Material Defaults. Promptly upon becoming aware of any material default by the Borrower, its Subsidiaries and/or its Affiliates under any Contractual Obligation to which the Borrower, its Subsidiaries and/or its Affiliates or by which the Borrower, its Subsidiaries and/or its Affiliates or their respective properties may be bound (the result of which could reasonably be expected to have a Material Adverse Effect), the Borrower shall give the Lender written notice thereof, together with a written statement of the President or chief accounting officer of the Borrower in her capacity as an Authorized Officer setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by the Borrower, its Subsidiaries and/or its Affiliates.

            (xiv) Notice of Material Claims. The Borrower shall promptly notify the Lender of all written claims, complaints, orders, citations or notices, whether formal or informal, received by the Borrower, its Subsidiaries or its Affiliates from a Governmental Authority or other Person relating to any Law, including, without limitation, any Environmental Law or health and safety law, which could reasonably be expected to have a Material Adverse Effect. Such notices shall include, among other information, the name of the party who filed the claim, the potential amount of the claim, and the nature of the claim.

                                  ARTICLE VI

                             AFFIRMATIVE COVENANTS

      The Borrower covenants and agrees that, on and after the Closing Date and until payment in full of all of the Obligations, unless the Lender shall give its prior express written consent to the effect otherwise, then:

      Section 6.01 Corporate Existence, etc. The Borrower, its Subsidiaries and its Affiliates shall at all times maintain their respective status as a corporation and/or partnership, as applicable, duly organized, validly existing and in good standing under the laws of their respective jurisdiction of incorporation and/or formation and preserve and keep in full force and effect their rights and franchises unless the failure to maintain such rights and franchises would not have a Material Adverse Effect.

      Section 6.02 Corporate Powers, etc. The Borrower, its Subsidiaries and its Affiliates shall qualify and remain qualified to conduct business in each jurisdiction in which the nature of their respective businesses or the ownership of their respective properties or both requires it to be so qualified, unless the failure to maintain so qualified would not have a Material Adverse Effect. The Borrower, its Subsidiaries and its Affiliates shall transact business in their own names and trade names and shall invoice all accounts in their own respective names and trade names.

      Section 6.03 Compliance with Laws, etc. The Borrower, its Subsidiaries and its Affiliates shall comply with all Requirements of Law, and all restrictive covenants affecting the Borrower, its Subsidiaries and its Affiliates or the business, properties, assets or operations of the Borrower, its Subsidiaries and its Affiliates except to the extent non-compliance with this Section 6.03 would not result in a Material Adverse Effect.

      Section 6.04 Payment of Taxes and Claims. The Borrower, its Subsidiaries and its Affiliates shall pay or cause to be paid (i) all taxes, assessments and other governmental charges imposed upon them or on any of their respective properties or assets or in respect of any of their respective franchises, business, income or property before any penalty or interest accrues thereon and
(ii) all Claims (including, without limitation, claims for labor, services, materials and supplies) for sums material in the aggregate to the Borrower, its Subsidiaries and its Affiliates which have become due and payable and which by Law have or may become a Lien (other than a Customary Permitted Lien) upon the Borrower's, its Subsidiaries' and/or its Affiliates' Property, prior to time when any penalty or fine shall be incurred with respect thereto; provided, however, that no such taxes, assessments and governmental charges referred to in clause (i) above or Claims referred to in clause (ii) above need be paid if being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and if adequate reserves shall have been set aside therefor in accordance with Generally Accepted Accounting Principles.

      Section 6.05. Maintenance of Properties; Insurance. The Borrower, its Subsidiaries and its Affiliates shall maintain or cause to be maintained in good repair, working order and condition, excepting ordinary wear and tear, all of their respective Properties material to their operations and will make or cause to be made all appropriate repairs, renewals and replacements thereof, consistent with past practice. The Borrower, its Subsidiaries and its Affiliates shall maintain or cause to be maintained with financially sound and reputable insurers reasonably acceptable to the Lender, the insurance policies and programs listed on Schedule 6.05 attached hereto or substantially similar programs or policies and amounts or other programs, policies and amounts acceptable to the Lender. Not later than thirty
(30) days later than the renewal, replacement or material modification of any policy or program, the Borrower shall deliver or cause to be delivered to the Lender a certificate of insurance setting forth for each such policy or program:
(i) the amount of such policy, (ii) the risks insured against by such policy,
(iii) the name of the insurer and each insured party under such policy, and (iv) the policy number of such policy.

      Section 6.06. Inspection of Property; Books and Records; Discussions. Except for information and records which the Borrower may not under applicable Law disseminate or disclose to the Lender, the Borrower shall permit any authorized representative(s) designated by the Lender to visit, to conduct a field audit or to otherwise inspect any of the Borrower's, its Subsidiaries' and/or its Affiliates' respective Properties, including their financial and accounting records, and to make copies and take extracts therefrom, and to discuss the Borrower's, its Subsidiaries' and/or its Affiliates' respective affairs, finances and accounts with the Lender's officers, employees, representatives or independent certified public accountants, upon reasonable notice and during normal business hours. All information furnished to the Lender shall be received and maintained by the Lender in strict confidence and in accordance with applicable Law, and the Lender shall not disseminate said information to any Person except where required by and in accordance with applicable Law or where contemplated by the Loan Documents. The Lender agrees that it shall not take any action or omit to take any action which would cause or result in the violation of Law (including without limitation, any export control law) by the Borrower, its Subsidiaries and its Affiliates. Each such visitation and inspection by or on behalf of the Lender after the occurrence and during the continuance of an Event of Default shall be at the Borrower's own cost and expense. The Borrower shall, and shall cause its Subsidiaries and its Affiliates, to keep proper books and records and account in accordance with sound and accepted accounting practices, consistently applied (and all Requirements of Law).

      Section 6.07. Litigation, Claims, etc. The Borrower shall provide the Lender with (i) a litigation status report with respect to any suit at law or in equity asserted against it of the type referred to in Schedule 4.01(vii) attached hereto, in form and substance satisfactory to the Lender, promptly after the close of each calendar quarter; (ii) notice of any suit at law or in equity or claim brought or asserted against the Borrower, its Subsidiaries and/or its Affiliates promptly after learning thereof with respect to any suit or claim involving money or property valued in excess of $500,000.00 or any such suits or claims which in the aggregate involve money or property valued in excess of $500,000.00; and (iii) prompt notice of any investigation or proceeding before or by any Governmental Authority, the effect of which is reasonably likely to have a Material Adverse Effect.

      Section 6.08 Labor Disputes. The Borrower shall notify the Lender in writing, promptly, but in any event within two (2) Business Days after learning thereof, of any material labor dispute to which the Borrower, its Subsidiaries and/or its Affiliates may become a party, any strikes or walkouts relating to any of their Properties and the expiration of any labor contract to which they are a party or by which they are bound.

      Section 6.09 Maintenance of Licenses, Permits, etc. The Borrower (i) shall maintain in full force and effect, and shall cause each of its Subsidiaries and Affiliates, to maintain in full force and effect, all licenses, permits, governmental approvals, franchises, authorizations or other rights necessary for the operation of the Borrower's, its Subsidiaries' and/or its Affiliates' businesses, except where the failure to obtain any of the foregoing would not have or is not reasonably likely to have a Material Adverse Effect and (ii) shall notify the Lender in writing, promptly after learning thereof, of the suspension, cancellation, revocation or discontinuance of or of any pending or threatened action or proceeding seeking to suspend, cancel, revoke or discontinue any such license, permit, governmental approval, franchise authorization or right, where the result thereof could reasonably be expected to have a Material Adverse Effect.

      Section 6.10 Use of Proceeds. The Borrower shall not use the proceeds of any Loans hereunder directly or indirectly for any unlawful purpose, in any manner inconsistent with Section 2.01(iv) hereof, or inconsistent with any other provision of any Loan Document.

      Section 6.11 Continuation of or Change in Business. The Borrower, its Subsidiaries and its Affiliates shall continue to engage in their collective businesses substantially as conducted and operated during the present and preceding Fiscal Year, and the Borrower, its Subsidiaries and its Affiliates shall not engage in any other material business other than the business of high technology products and services for military and commercial customers in the United States and abroad.

      Section 6.12 Additional Corporate Guarantors and/or Partnership Guarantors. The Borrower shall cause any Subsidiaries and/or Affiliates which are acquired or formed after the Closing Date to execute the Agreement of Guaranty.

                                  ARTICLE VII

                              NEGATIVE COVENANTS

      The Borrower covenants and agrees that, on and after the Closing Date and until payment in full of all of the Obligations, unless the Lender shall give its prior written consent to the effect otherwise, then:

      Section 7.01. Consolidated Debt. The Borrower, its Subsidiaries and its Affiliates shall not directly or indirectly create, incur, assume or otherwise become or remain directly or indirectly liable with respect to, any Consolidated Debt, except for:

            (i)  the Obligations;

            (ii) accounts payable owing to and letters of credit in favor of trade creditors arising from current liabilities for goods and services purchased in the normal course of the Borrower's, its Subsidiaries' and/or its Affiliates' respective businesses;

            (iii) the permitted existing Consolidated Debt as described on
Schedule 7.01 (iii) attached hereto, and extensions, renewals, replacements and refinancing thereof, not exceeding the principal amount outstanding on the date of such extension, renewal, replacement or refinancing, provided that the terms are no less advantageous to the Borrower, its Subsidiaries and/or its Affiliates than the predecessor obligation;

            (iv) Consolidated Debt in respect of loans, advances or guarantees permitted by Section 7.03 hereof; and

            (v) Consolidated Debt in connection with purchase money Liens permitted by Section 7.02 (ii) (e) hereof; and

            (vi) Consolidated Debt in the form of term loans only, having in the aggregate an outstanding principal balance of not more than $5,000,000.00, which Consolidated Debt was acquired by the Borrower, its Subsidiaries and/or its Affiliates in connection with the acquisition (whether a stock acquisition or asset acquisition) of any Subsidiary, Affiliate or any other Person.

      Section 7.02.  Sales of Assets; Liens.

            (i) Sales. The Borrower, its Subsidiaries and its Affiliates shall not sell, assign, transfer, lease, convey, abandon or otherwise dispose of, voluntarily or involuntarily, any Properties, whether now owned or hereafter acquired, or any income or profits therefrom, except such sales, assignments, transfer, leases, conveyances, etc., which do not result in a Material Adverse Effect.

            (ii) Liens. The Borrower, its Subsidiaries and its Affiliates shall not directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to any of their respective Properties except:

                  (a) Liens securing the Obligations, if any such liens are granted to the Lender in the future;

                  (b) any interest or title of a lessor or secured by a lessor's interest under any lease permitted by this Loan Agreement;

                  (c) Liens existing on the date of this Loan Agreement securing any of the existing Consolidated Debt described on Schedule 7.01(iii) attached hereto (but said Liens may not be increased in principal amount);

                  (d) Customary Permitted Liens;

                  (e) purchase money Liens securing Consolidated Debt (including the interest of a lessee under a Capitalized Lease) in the aggregate principal amount outstanding at any time not to exceed $1,000,000.00; and

                  (f) Liens securing Consolidated Debt permitted under Section
7.01 (vi) above.

      Section 7.03. Loans, Advances and Investments. The Borrower, its Subsidiaries and its Affiliates shall not, at any time make or suffer to exist or remain outstanding, any loan or advance to, or purchase, acquire or own (beneficially or of record) any stock, bonds, notes or securities of, or any partnership interest (whether general or limited) in, or any other interest in, or make any capital contribution to or other investment in, any other Person, or agree, become or remain liable (contingent or otherwise) to do any of the foregoing, except:

            (i) Loans and investments existing on the date hereof and listed in
Schedule 7.03 attached hereto and extensions, renewals and refinancing thereof on terms no less favorable than those existing immediately before such extension, renewal or refinancing);

            (ii) Accounts receivable owing to the Borrower, its Subsidiaries and its Affiliates arising from sales of inventory under usual and customary terms in the ordinary course of business and loans and advances extended by the Borrower, its Subsidiaries and/or its Affiliate to subcontractors or suppliers (excluding subcontractors or suppliers who are Subsidiaries or Affiliates) under usual and customary terms in the ordinary course of business;

            (iii) Loans from the Borrower, a Subsidiary or an Affiliate to either the Borrower, another Subsidiary or another Affiliate;

            (iv) Loans or advances not to exceed $250,000.00 in the aggregate at any time outstanding made to officers, partners or other employees of the Borrower; its Subsidiaries and/or its Affiliates;

            (v) Investments in Cash or Cash Equivalents;

            (vi) Investments in all existing and any new Subsidiaries or Affiliates; and

            (vii) Loans not to exceed $2,000,000.00 in the aggregate at any time outstanding to Persons whom the Borrower, its Subsidiaries and/or its Affiliates have identified to the Lender in writing are targets of a proposed or contemplated acquisition by the Borrower, its Subsidiaries and/or its Affiliates.

      Section 7.04. Restricted Junior Payments. The Borrower, its Subsidiaries and its Affiliates shall not declare or make any Restricted Junior Payment.

      Section 7.05. Transactions with Subsidiaries and Affiliates. The Borrower, its Subsidiaries and its Affiliates shall not directly or indirectly enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any Subsidiary or Affiliate, on terms that are less favorable than those that might be obtained in an arm's length transaction at the time from Persons who are not such a Subsidiary or Affiliate. Nothing contained in this Section 7.05 shall prohibit any transaction expressly permitted by Section 7.03 hereof.

      Section 7.06. Restriction on Fundamental Changes. The Borrower, its Subsidiaries and its Affiliates shall not enter into any merger or consolidation, or liquidate, windup or dissolve (or suffer any liquidation or dissolution), or convey, lease, sell, transfer or otherwise dispose of, in one transaction or series of transactions, all or any substantial part of their respective businesses, properties or assets, whether now or hereafter acquired except (i) as permitted by Section 7.02(i) hereof and (ii) mergers of any Subsidiary or Affiliate into (a) the Borrower or (b) another Subsidiary or Affiliate.

      Section 7.07. ERISA. The Borrower, its Subsidiaries and its Affiliates shall not, and the Borrower shall not permit any of its ERISA Affiliates to, do any of the following to the extent that such act or failure to act would result in the aggregate, after taking into account any other such acts or failure to act, in an obligation to pay a sum of money that is material to the business of the Borrower, its Subsidiaries and its Affiliates:

            (i) Engage, or permit an ERISA Affiliate to engage, in any prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code for which a class exemption is not available or a private exemption has not been obtained from the DOL;

            (ii) Permit to exist any accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived;

            (iii) Fail, or permit an ERISA Affiliate to fail, to pay timely required contributions or annual installments due with respect to any waived funding deficiency to any Plan;

            (iv) Terminate, or permit an ERISA Affiliate to terminate, any Benefit Plan which would result in any liability of the Borrower, its Subsidiaries, its Affiliates or an ERISA Affiliate under Title IV of ERISA; or

            (v) Fail, or permit any ERISA Affiliate to fail, to pay any required installment under section (m) of Section 412 of the Code or any other payment required under Section 412 of the Code on or before the due date for such installment or other payment.

      Section 7.08 Amendment of Articles of Incorporation or By-Laws. The Borrower, its Subsidiaries and its Affiliates shall not materially amend, modify or supplement their respective articles of incorporation, by-laws or partnership agreements, except upon at least ten (10) days' prior express written notice to the Lender.

      Section 7.09 Margin Regulations. No portion of the proceeds of any credit extended under this Loan Agreement shall be used in any manner which might cause the extension of credit or the application of such proceeds to violate Regulation G, Regulation U or Regulation X or any other regulation of the Federal Reserve Board or to violate the Securities Exchange Act or the Securities Act, in each case as in effect on the date or dates of such Borrowing and such use of proceeds.

      Section 7.10 Cancellation of Consolidated Debt; Prepayment. The Borrower, its Subsidiaries and its Affiliates shall not cancel any Claim or Consolidated Debt (except for adequate consideration and in the ordinary course of their respective businesses) and shall not prepay any long-term Consolidated Subordinated Debt; provided, however, that the foregoing shall not prohibit the prepayment of the Obligations and the refinance of any Consolidated Subordinated Debt (i) in amounts and on terms and conditions equal to or better than the existing terms and conditions and (ii) in an aggregate amount of up to $1,000,000.00 at any time.

      Section 7.11 Environmental Liabilities. The Borrower, its Subsidiaries and its Affiliates shall not become subject to any Liabilities and Costs which the Lender deems has or is likely to have a Material Adverse Effect arising out of or related to (i) the Release or threatened Release at any location of any Environmental Concern Material into the Environment, or any Remedial Action in response thereto, or (ii) any violation of any Environmental, health or safety Requirement of Law; provided, however, that this covenant shall not be violated so long as (a) the Borrower, its Subsidiaries and its Affiliates shall have notified the Lender of the assertion of such liability or required expenditures promptly upon receiving written notice of such assertion, (b) the Borrower shall have continued to furnish the Lender with such information concerning such asserted liability or required expenditure as the Lender shall have reasonably requested, or as otherwise provided herein, (c) the Borrower, its Subsidiaries and its Affiliates shall be diligently pursuing indemnification for such liability or required expenditures from any Person which has an obligation to provide such indemnification, and (d) the Lender is satisfied that the imposition of such liability during the pendency of the Borrower's, its Subsidiaries' or its Affiliates' pursuit of indemnification will not materially impair the Borrower's, its Subsidiaries' or its Affiliates' ability to perform its financial obligations under this Loan Agreement.

            Section 7.12 Guaranties. The Borrower, its Subsidiaries and its Affiliates shall not assume, guaranty, endorse or otherwise be or become directly or contingently responsible or liable, for obligations or liabilities of any Person, except for:

            (i) guaranties existing on the Closing Date as described on Schedule 7.12(i) attached hereto;

            (ii) guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and

            (iii) guaranties of direct obligations of either the Borrower, its Subsidiaries and/or its Affiliates.

      Section 7.13 No Negative Pledges to Other Person. The Borrower, its Subsidiaries and its Affiliates shall not grant to another Person a covenant commonly referred to as a "negative pledge" with respect to their respective assets and properties.

                                 ARTICLE VIII

                              FINANCIAL COVENANTS

      The Borrower covenants and agrees that, on and after the Closing Date and until payment in full of all the Obligations, unless the Lender shall give its prior written consent to the effect otherwise:

      Section 8.01 Minimum Consolidated Quick Ratio. The Borrower shall have on the last day of each Fiscal Quarter and each Fiscal Year (which covenant shall be tested at the end of the periods covered by the quarterly and annual consolidated and consolidating financial statements which are to be provided to the Lender pursuant to Section 5.02 of this Loan Agreement) a Consolidated Quick Ratio, equal to or greater than 1.0 to 1.0.

      Section 8.02 Maximum Consolidated Leverage Ratio. The Borrower shall have on the last day of each Fiscal Quarter and each Fiscal Year (which covenant shall be tested at the end of the periods covered by the quarterly and annual financial statements which are to be provided to the Lender pursuant to Section
5.02 of this Loan Agreement) a ratio of (i) Consolidated Senior Liabilities (excluding all contingent liabilities under Generally Accepted Accounting Principles)-to- (ii) the sum of (a) Consolidated Tangible Net Worth plus (b) Consolidated Subordinated Debt, equal to or less than 1.0 to 1.0.

      Section 8.03 Minimum Consolidated Interest Coverage Ratio. The Borrower shall have on the last day of each Fiscal Quarter and each Fiscal Year (which covenant shall be tested at the end of the periods covered by the quarterly and annual consolidated and consolidating financial statements which are to be provided to the Lender pursuant to Section 5.02 of this Loan Agreement) a Consolidated Interest Coverage Ratio equal to or greater than 1.75 to 1.0.

                                  ARTICLE IX

                    EVENTS OF DEFAULT; RIGHTS AND REMEDIES

      Section 9.01 Events of Default. The occurrence of any of the following events with the passing of any applicable notice and cure periods shall constitute an "Event of Default" under this Loan Agreement (hereinafter referred to as an "Event of Default"):

            (i) Any representation or warranty made by the Borrower, the Partnership Guarantors, the Corporate Guarantors or any other Person in any of the Loan Documents furnished in connection with the Revolving Credit Facility, shall prove to have been false, incorrect or misleading in any substantial and material respect on the date as of which made;

            (ii) The Borrower shall have failed to make any payment of any installment of interest on any of the Revolving Credit Note, the Letters of Credit Reimbursement Agreement and/or under this Loan Agreement on their respective due dates;

            (iii) The Borrower shall have failed to make any payment of principal on any of the Revolving Credit Note, the Letters of Credit Reimbursement Agreement and/or under this Loan Agreement on their respective due dates;

            (iv) The Borrower, the Partnership Guarantors and/or the Corporate Guarantors shall have failed to duly observe or perform any covenant, condition or agreement with respect to the payment of moneys on the part of the Borrower, the Partnership Guarantors and/or the Corporate Guarantors to be observed or performed pursuant to the terms of the Loan Documents, other than the payment of principal and interest which shall be governed by Section 9.01(ii) and (iii) above, and such default shall have remained uncured for a period of thirty (30) days after written notice thereof to the Borrower, the Partnership Guarantors and/or the Corporate Guarantors by the Lender;

            (v) The Borrower, the Partnership Guarantors and/or the Corporate Guarantors shall have failed to duly observe or perform any covenant, condition or agreement on the part of the Borrower, the Partnership Guarantors and/or the Corporate Guarantors to be observed or performed pursuant to the terms of the Loan Documents other than the payment of moneys which shall be governed by
Section 9.01 (ii), (iii) and (iv) above, and such default shall have remained uncured for a period of thirty (30) days after written notice thereof to the Borrower, the Partnership Guarantors and/or the Corporate Guarantors by the Lender;

            (vi) The Borrower, the Partnership Guarantors and/or the Corporate Guarantors shall have applied for or consented to the appointment of a custodian, receiver, trustee or liquidator of all or a substantial part of their respective assets; a custodian shall have been appointed with or without consent of the Borrower, the Partnership Guarantors and/or the Corporate Guarantors; the Borrower, the Partnership Guarantors and/or the Corporate Guarantors shall generally not be paying their respective Debts as they become due; the Borrower, the Partnership Guarantors and/or the Corporate Guarantors shall have made a general assignment for the benefit of their respective creditors; the Borrower, the Partnership Guarantors and/or the Corporate Guarantors, shall have filed a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with their respective creditors, or shall have taken advantage of any insolvency law, or shall have filed an answer admitting the material allegations of a petition in bankruptcy, reorganization or insolvency proceeding; or a petition in bankruptcy shall have been filed against the Borrower, the Partnership Guarantors and/or the Corporate Guarantors and shall not have been dismissed for a period of sixty
(60) consecutive days, or an Order for Relief shall have been entered against the Borrower, the Partnership Guarantors and/or the Corporate Guarantors under the Bankruptcy Code; or an order, judgment or decree shall have been entered without the application, approval or consent of the Borrower, the Partnership Guarantors and/or the Corporate Guarantors by any court of competent jurisdiction appointing a receiver, trustee, custodian or liquidator of the Borrower, the Partnership Guarantors and/or the Corporate Guarantors of a substantial part of their respective assets and such order, judgment or decree shall have continued unstayed and in effect for any period of sixty (60) consecutive days;

            (vii) A writ of execution or attachment or any similar process shall be issued or levied against all or any part of or interest in any of the Properties of the Borrower, the Partnership Guarantors and/or the Corporate Guarantors or any judgment involving monetary damages shall be entered against the Borrower, the Partnership Guarantors and/or the Corporate Guarantors which shall become a lien on the Borrower's, the Partnership Guarantors' and/or the Corporate Guarantors' Properties or any portion thereof or interest therein and such execution, attachment or similar process is not released, bonded, satisfied, vacated or stayed within thirty (30) days after its entry or levy, and said writ of execution, attachment, levy or judgment shall involve monetary damages aggregating more than $500,000.00;

            (viii) Seizure or foreclosure of any of the Properties of the Borrower, the Partnership Guarantors and/or the Corporate Guarantors pursuant to process of law or by respect of legal self-help, involving monetary damages aggregating more than $500,000.00, unless said seizure or foreclosure is stayed or bonded within thirty (30) days after the occurrence of same;

            (ix) The voluntary permanent closing of business or ceasing of operations of the Borrower, the Partnership Guarantors and/or the Corporate Guarantors, the result of which would have a Material Adverse Effect;

            (x) Default by the Borrower, the Partnership Guarantors and/or the Corporate Guarantors in any of the terms or conditions of any agreement (excluding the Loan Documents) covering the payment of borrowed money from the Lender and/or any other creditor (which with respect to any other creditor shall be in an amount involving not less than $500,000.00), which default has been declared by the Lender or said other creditor, and said Debt with respect to any other creditor has been accelerated;

            (xi) The occurrence of a material adverse change in the business, financial condition, financial performance, properties or operations of the Borrower, the Partnership Guarantors and the Corporate Guarantors taken as a whole; and

            (xii) The occurrence of a Reportable Event, the result of which would have a Material Adverse Effect.

      Section 9.02  Rights and Remedies.

            (i) Acceleration. Upon the occurrence and during the continuance of any Event of Default described in the foregoing Section 9.01(vi) hereof, the Revolving Credit Facility shall automatically and immediately terminate and the unpaid principal amount of and any and all accrued interest on the Revolving Credit Loans and all Reimbursement Obligations shall automatically become immediately due and payable, with all additional interest from time to time accrued thereon and without presentment, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and of acceleration), all of which are hereby expressly waived by the Borrower, and the obligation of the Lender to make any Revolving Credit Loans or issue any Letters of Credit hereunder shall thereupon terminate. Upon the occurrence and during the continuance of any other Event of Default described in Section 9.01 above, the Lender may by written notice to the Borrower, (a) declare that the Revolving Credit Facility is terminated, whereupon the obligation of the Lender to make any Revolving Credit Loans or issue any Letters of Credit hereunder shall immediately terminate and/or (b) declare the unpaid principal amount of and any and all accrued and unpaid interest on the Revolving Credit Loans and all Reimbursement Obligations to be, and the same shall thereupon be, immediately due and payable with all additional interest from time to time accrued thereon and without presentment, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and of acceleration), all of which are hereby expressly waived by the Borrower.

            (ii) Rights Under Loan Documents. Upon the occurrence and during the continuance of any Event of Default, the Lender may take any lawful action against the Borrower to collect the payments then due and thereafter to become due under the Loan Documents, including any rights in law or equity.

            (iii) Setoff. Upon the occurrence and during the continuance of any Event of Default, without prior notice or other action (any such notice being expressly waived by the Borrower; however the Lender shall give the Borrower notice within three (3) days after the Lender has set off any amounts) the Lender may setoff any money owed by the Lender in any capacity to the Borrower or any Property of the Borrower in the possession of the Lender against any of the monetary obligations of the Borrower to the Lender under the Loan Documents, and the Lender shall be deemed to have exercised such right of setoff and to have made a charge against any such money or property immediately, even though the actual book entries may be made at some time subsequent thereto.

      Section 9.03 Application of Proceeds. (i) All payments and proceeds received under Section 9.02 of this Loan Agreement shall be applied in the following order of priority:

                  (a) First, to the payment of all reasonable fees, costs and expenses (including reasonable attorney's fees and expenses) incurred by the Lender and/or its agents or representatives in connection with the realization of such payments or proceeds;

                  (b) Next, to the payment in full of all unpaid principal, accrued interest and other sums, if any, due and owing under the Revolving Credit Facility;

                  (c) Next, the balance, if any, or such payments, proceeds, or amounts to the Borrower, or, if otherwise determined by a court of competent jurisdiction, to whomever may be entitled thereto.

            (ii) If the amount of the proceeds received in Section 9.03(i) above shall be insufficient to satisfy in full the amounts referred to in clauses (a) and (b) above, then the Borrower shall remain and be liable for any such deficiency.

      Section 9.04 No Notices. In order to entitle the Lender to exercise any remedy available to it under Section 9.02 of this Loan Agreement, it shall not be necessary for the Lender to give any notice, other than such notice as may be required expressly in this Loan Agreement or by applicable law.

      Section 9.05 Agreement to Pay Attorneys' Fees and Expenses. Upon the occurrence and during the continuance of an Event of Default, as a result of which the Lender shall require and employ attorneys or incur other expenses for the collection of payments due or to become due or the enforcement or performance or observance of any obligation or agreement on the part of the Borrower contained herein, the Borrower shall, on demand, pay to the Lender, the reasonable fees of such attorneys and such other expenses so incurred by them.

      Section 9.06 No Additional Waiver Implied by One Waiver. In the event any agreement contained in this Loan Agreement should be breached by any party and thereafter waived by the other parties, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

      Section 9.07 Failure to Exercise Rights. Nothing herein contained shall impose upon the Lender any obligation to enforce any terms, covenants or conditions contained in this Loan Agreement and the other Loan Documents. Failure of the Lender, in any one or more instances, to insist upon strict performance by the Borrower of any terms, covenants or conditions of this Loan Agreement and the other Loan Documents, shall not be considered or taken as a waiver or relinquishment by the Lender of its right to insist upon and to enforce in the future, by injunction or other appropriate legal or equitable remedy, strict compliance by the Borrower with all the terms, covenants and conditions of this Loan Agreement and the other Loan Documents. The consent of the Lender to any act or omission by the Borrower shall not be construed to be a consent to any other or subsequent act or omission or to waive the requirement for the Lender's consent to be obtained in any future or other instance.

      Section 9.08 Waiver Of Jury Trial. THE BORROWER AND THE LENDER HEREBY WAIVE ANY AND ALL RIGHTS THAT THEY MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE, TO A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING EITHER DIRECTLY OR INDIRECTLY IN ANY ACTION OR PROCEEDING BETWEEN THE BORROWER, THE LENDER OR THEIR SUCCESSORS AND ASSIGNS, OUT OF OR IN ANY WAY CONNECTED WITH THIS LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS. IT IS INTENDED THAT SAID WAIVER SHALL APPLY TO ANY AND ALL DEFENSES, RIGHTS, AND/OR COUNTERCLAIMS IN ANY ACTION OR PROCEEDING. THE BORROWER AND THE LENDER RECOGNIZE THAT ANY DISPUTE ARISING IN CONNECTION WITH THE REVOLVING CREDIT FACILITY IS LIKELY TO BE COMPLEX AND CONSEQUENTLY THEY WISH TO STREAMLINE AND MINIMIZE THE COST OF THE DISPUTE RESOLUTION PROCESS BY AGREEING TO WAIVE THEIR RIGHTS TO A JURY TRIAL.

      Section 9.09 Remedies Cumulative. No remedy herein conferred upon or reserved to the Lender is intended to be exclusive of any other remedy or remedies; but each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder, or now or hereafter existing at law or in equity or by statute. No express or implied waiver by the Lender of any Event of Default hereunder shall in any way be, or construed to be, a waiver of any future or subsequent Event of Default. No delay or omission to exercise any right or power accruing upon any Event of Default continuing as aforesaid, shall impair any such right or power or shall be construed to be a waiver of any such Event of Default, or acquiescence therein; and every such right and power may be exercised from time to time and as often as may be deemed expedient.

                                   ARTICLE X

                                 MISCELLANEOUS

      Section 10.01  Expenses.

            (i) Generally. The Borrower agrees upon demand to pay, or reimburse the Lender for, all the Lender's reasonable external legal costs and expenses (but not internal legal costs and expenses) and all internal and external audit, appraisal, valuation and investigation expenses and for all other reasonable out-of-pocket costs and expenses of every type and nature (including, without limitation, the reasonable fees, expenses and disbursements of Reed Smith Shaw & McClay and any other external attorneys retained by the Lender, auditors, accountants, appraisers, insurance and environmental advisers, and other consultants) incurred by the Lender in connection with (a) any amendment waiver or consents required or requested by the Borrower hereunder and (b) the protection, collection or enforcement of any of the Obligations.

            (ii) After Default. The Borrower further agrees to pay, or reimburse the Lender for all reasonable out-of-pocket costs and expenses, including, without limitation, reasonable external attorneys' fees and disbursements, and costs of settlement incurred by the Lender after the occurrence and during the continuance of an Event of Default (a) in enforcing any Obligation or exercising or enforcing any other right or remedy available by reason of such Event of Default, (b) in connection with any refinancing or restructuring of the credit arrangements provided under this Loan Agreement in the nature of a "work-out" or in any insolvency or bankruptcy proceeding, (c) in commencing, defending or intervening in any litigation or in filing a petition, complaint, answer, motion or other pleadings in any legal proceeding relating to the Borrower and related to or arising out of the transactions contemplated thereby or by any of the Loan Documents and (d) in taking any other action in or with respect to any suit or proceeding (whether in bankruptcy or otherwise).

      Section 10.02 Indemnity. The Borrower further agrees to defend, protect, indemnify, and hold harmless the Indemnified Parties from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for the Indemnified Parties in connection with any investigative, administrative or judicial proceeding, whether or not the Indemnified Parties shall be designated a party thereto), imposed on, incurred by or asserted against the Indemnified Parties (whether direct, indirect or consequential and whether based on any Federal or state Laws or other statutory regulations, including, without limitation, securities and commercial laws and regulations, under common law or at equitable cause, or on contract or otherwise, including any liability and costs under Federal, state or local environmental, health or safety laws, regulations, or common law principles, arising from or in connection with the past, present or future environmental condition of the Property, the presence of asbestos-containing materials at the Property, or the Release or threatened Release of any Environmental Concern Material into the Environment from the Property) in any manner relating to the conduct of the business of the Borrower, its Subsidiaries and/or its Affiliates or the use or intended use of the proceeds of the Loans hereunder (collectively, the "Indemnified Matters");

provided, however, that the Borrower shall not have any obligation to an Indemnified Party hereunder with respect to (a) matters for which such Indemnified Party has been compensated pursuant to or for which an exemption is provided in Section 2.06 and Section 2.07 hereof or any other provision of this Loan Agreement and (b) Indemnified Matters caused by or resulting from the willful misconduct or gross negligence of that Indemnified Party, as determined by a court of competent jurisdiction. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnified Parties.

      Section 10.03 Amendments and Waivers. No amendment or modification of any provision of this Loan Agreement shall be effective without the written agreement of the Lender and the Borrower, and no termination or waiver of any provision of this Loan Agreement, or consent to any departure by the Borrower therefrom, shall in any event be effective without the written concurrence of the Lender, which the Lender shall have the right to grant or withhold at its sole discretion.

      Section 10.04 Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not expressly permitted by any of such covenants, the fact that it would be implicitly permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Potential Event of Default if such action is taken or condition exists.

      Section 10.05 Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by over-night courier service or United States mail and shall be deemed to have been given when delivered in person or by over-night courier service, upon receipt of a telecopy or telex during normal business hours or four (4) Business Days after deposit in the United States mail (registered or certified, with postage prepaid and properly addressed). Notices to the Lender pursuant to
Article II hereof shall not be effective until received by the Lender. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 10.05) shall be as set forth below each party's name on the signature pages hereof, or, as to each party, at such other address as may be designated by such party in a written notice to the other party.

      Section 10.06 Survival of Warranties and Agreements. All agreements, representations and warranties made herein shall survive the execution and delivery of this Loan Agreement and the other Loan Documents.

      Section 10.07 Payments Set Aside. To the extent that the Borrower makes a payment or payments to the Lender, or the Lender enforces its rights and remedies under the Loan Documents or exercises its right of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, right and remedies therefor (to the extent permissible and practicable under the law and the circumstances), shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

      Section 10.08 Severability. In case any provision in or obligation under this Loan Agreement or the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

      Section 10.09 Governing Law. This Loan Agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the Commonwealth of Pennsylvania.

      Section 10.10 Successors and Assigns. This Loan Agreement and the other Loan Documents shall be binding upon the parties hereto and their respective successors and assigns. The Borrower's duties and Obligations hereunder, may not be assigned without the prior express written consent of the Lender. The Lender shall not sell, transfer or otherwise assign its interest in the Revolving Credit Facility to any other Person without the prior express written consent of the Borrower, except (i) where required by applicable banking Law or a change in banking policy at the Lender resulting in the Lender no longer making loans to customers similar to the Borrower and (ii) where the Lender has been acquired or merged into or with another institutional lender.

      Section 10.11 Consent to Jurisdiction and Service of Process. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE BORROWER WITH RESPECT TO THIS LOAN AGREEMENT, THE REVOLVING CREDIT NOTE AND THE LETTERS OF CREDIT REIMBURSEMENT AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF PENNSYLVANIA, AND BY EXECUTION AND DELIVERY OF THIS LOAN AGREEMENT, THE BORROWER ACCEPTS, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS LOAN AGREEMENT AND THE REVOLVING CREDIT NOTE AND THE LETTER OF CREDIT REIMBURSEMENT AGREEMENT FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS AVAILABLE. THE BORROWER DESIGNATES AND APPOINTS HANNOCH WEISMAN, A PROFESSIONAL CORPORATION AS ITS AGENT TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY SUCH PERSON TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE

AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS NOTICE ADDRESS SPECIFIED ON THE SIGNATURE PAGES HEREOF, SUCH SERVICE TO BECOME EFFECTIVE TEN
(10) DAYS AFTER SUCH MAILING. THE BORROWER AND THE LENDER IRREVOCABLY WAIVE ANY OBJECTION (INCLUDING WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY JURISDICTION SET FORTH ABOVE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

      Section 10.12 Counterparts; Effectiveness; Inconsistencies. This Loan Agreement and any amendments, waivers, consents, or supplements may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Loan Agreement and each of the other Loan Documents shall be construed to the extent reasonable to be consistent one with the other, but to the extent that the terms and conditions of this Loan Agreement are actually inconsistent with the terms and conditions of any other Loan Documents, this Loan Agreement shall govern.

      Section 10.13 Entire Agreement. This Loan Agreement, taken together with all of the other Loan Documents and all certificates and other documents delivered by the Borrower or any other Person to the Lender, embody the entire agreement and supersede all prior agreements, written and oral, relating to the subject matter hereof.

      IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be executed and delivered by their proper and duly authorized corporate officers as appropriate, and the Borrower has caused its corporate seal to be hereunto affixed and attested pursuant to the resolution of its Board of Directors, all on the day and year first hereinabove written.

[SEAL]                              DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.,
ATTEST:                             a Delaware corporation, as the Borrower

                                    By: /s/ MARK S. NEWMAN
/s/ NANCY R. PITEK                         ------------------------------------
------------------------------            Mark S. Newman
Nancy R. Pitek                            President & CEO
Secretary


                                    Notice Address:

                                    5 Sylvan Way
                                    Parsippany, New Jersey 07054
                                    Attn: Nancy R. Pitek
                                          Controller, Treasurer and Secretary


                                    With a copy to:

                                    Hannoch Weisman, A Professional Corporation
                                    4 Becker Farm Road
                                    Roseland, New Jersey 07068
                                    Attn: Nina Laserson Dunn, Esq.


                                    MELLON BANK, N.A.,
                                    as the Lender

                                    By:/s/ G. RICHARD BERTOLET
                                       ------------------------------
                                          G. Richard Bertolet
                                          First Vice President


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


                                    Notice Address:

                                    Raritan Plaza One - Raritan Center
                                    Edison, New Jersey 08837
                                    Attn: Peter Dontas
                                          Vice President


                                    With a copy to:

                                    Reed Smith Shaw & McClay
                                    Princeton Forrestal Village
                                    136 Main Street, Suite 250
                                    P.O. Box 7839
                                    Princeton, New Jersey 08543-7839
                                    Attn: Daniel F. Peck, Jr., Esq.

                                   EXHIBIT "A"

                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                     REVOLVING LINE OF CREDIT LOAN AGREEMENT
                BY AND BETWEEN DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.
                    AND MELLON BANK, N.A., DATED MAY 31, 1996

                          List of Eurodollar Affiliates

                                      None

                                   EXHIBIT "B"

                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                     REVOLVING LINE OF CREDIT LOAN AGREEMENT
                BY AND BETWEEN DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.
                    AND MELLON BANK, N.A., DATED MAY 31, 1996

                           Form of Notice of Borrowing

To: Mellon Bank, N.A. (hereinafter referred to as the "Lender") in its capacity as lender under that certain Revolving Line of Credit Loan Agreement dated May 31, 1996 (hereinafter referred to as the "Loan Agreement") entered into by and between Diagnostic/Retrieval Systems, Inc. (hereinafter referred to as the "Borrower") and the Lender. Terms defined in the Loan Agreement and not otherwise expressly defined herein are used herein as therein defined.

      Pursuant to Section 2.01(ii) of the Loan Agreement, this Notice of Borrowing in respect of a Revolving Credit Loan (hereinafter referred to as the "Notice") represents the request of the Borrower to borrow a Revolving Credit Loan on __________, 19 (hereinafter referred to as the "Borrowing Date") from the Lender in aggregate principal amount of $__________ as a [Prime Rate Loan] [Eurodollar Rate Loan]. In the event the Borrowing is a Eurodollar Rate Loan then the Borrower requests the following Eurodollar Interest Period: [14] [30] [60] or [90]. Proceeds of such Revolving Credit Loan are to be deposited on the Borrowing Date in the account maintained by the Borrower with the Lender, Account No. __________, in immediately available funds [and immediately thereafter such proceeds shall be wire-transferred to an account maintained with ___________, Account Number: ___________].

      The Borrower hereby certifies that (i) the representations and warranties of the Borrower set forth in Sections 4.01 and Section 4.02 of the Loan Agreement and in any other Loan Document (except (a) representations and warranties which expressly speak only as of a different date, and (b) representations and warranties that are subject to change as permitted or contemplated by the Loan Documents) are true and correct in all material respects as of the Borrowing Date; (ii) no Event of Default or Potential Event of Default has occurred and is continuing under the Loan Agreement or any other Loan Document or will result from this proposed Borrowing; and (iii) the Borrower shall have performed in all material respects all agreements contained in and satisfied all conditions under Section 3.02 of the Loan Agreement and the other Loan Documents required to be performed by it on or prior to the Borrowing Date.

      The Borrower hereby represents and warrants and agrees that the proceeds of the Revolving Credit Loan requested by this Notice shall be used for (a) refinancing existing Consolidated Debt and/or (b) working capital in the ordinary course of the Borrower's and/or its Subsidiaries' and Affiliates' businesses and/or (c) the issuance of Letters of Credit.

Dated: _________, 19__

                              DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.,
                              a Delaware corporation

                              By:________________________________
                                    Name:
                                    Title:

                                  EXHIBIT "C"

                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                     REVOLVING LINE OF CREDIT LOAN AGREEMENT
                BY AND BETWEEN DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.
                    AND MELLON BANK, N.A., DATED MAY 31, 1996

                   Form of Notice of Conversion/Continuation

To: Mellon Bank, N.A. (hereinafter referred to as the "Lender") in its capacity as lender under that certain Revolving Line of Credit Loan Agreement dated May 31, 1996 (hereinafter referred to as the "Loan Agreement") entered into by and between Diagnostic/Retrieval Systems, Inc. (hereinafter referred to as the "Borrower") and the Lender. Terms defined in the Loan Agreement and not otherwise defined herein are used herein as therein defined.

   Pursuant to Section 2.02(iii) of the Loan Agreement, this Notice of Conversion/Continuation (hereinafter referred to as the "Notice") represents the Borrower's election to [insert one of the following"]:

* convert an aggregate principal amount of $__________ of Revolving Credit Loans which are Prime Rate Loans to Eurodollar Rate Loans on __________, 19__. [The initial Eurodollar Interest Period for such Eurodollar Rate Loans is required to be a [fourteen] [thirty ] [sixty] or [ninety] day periods.]

** convert an aggregate principal amount of $ of Revolving Credit Loans which are Eurodollar Rate Loans with a current Eurodollar Interest Period ending on __________, 19__, to Prime Rate Loans [on ___________, 19__ [.]***

***, and continue as Eurodollar Rate Loans an aggregate principal of $___________ of Eurodollar Rate Loans with a current Eurodollar Interest Period ending ____________, 19__. The succeeding Eurodollar Interest Period is requested to be a [fourteen], [thirty], [sixty] or [ninety] day periods.

----------

*    Use if converting Prime Rate Loans to Eurodollar Rate Loans.

**   Use if converting Eurodollar Rate Loans to Prime Rate Loans.

***  Use if  continuing as Eurodollar Rate Loans.

   The Borrower hereby certifies that no Event of Default or Potential Event of Default has occurred and is continuing under the Loan Agreement.

Dated: _________, 19__

                                 DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.,
                                 a Delaware corporation

                                 By:_______________________________
                                    Name:
                                    Title:

                                   EXHIBIT "D"

                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
             REVOLVING LINE OF CREDIT LOAN AGREEMENT BY AND BETWEEN
           DIAGNOSTIC/RETRIEVAL SYSTEMS, INC. AND MELLON BANK, N.A.,
                              DATED MAY 31, 1996

                          Revolving Line of Credit Note

$7,500,000.00                                        Philadelphia, Pennsylvania
                                                                    May 31, 1996

         FOR VALUE RECEIVED, the undersigned, DIAGNOSTIC/RETRIEVAL SYSTEMS, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware (hereinafter referred to as the "Borrower"), promises to pay to the order of MELLON BANK, N.A. (hereinafter referred to as the "Lender") on or before the Revolving Credit Termination Date, the lesser of
(i) the principal sum of SEVEN MILLION FIVE HUNDRED THOUSAND AND 00/100 ($7,500,000.00) DOLLARS or (ii) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to the Loan Agreement. The Borrower further promises to pay to the order of the Lender interest on the unpaid principal amount of the Revolving Credit Loans from the date outstanding at the interest rate per annum determined pursuant to Section
2.02 of, or as otherwise provided in, the Loan Agreement payable on the dates set forth in Section 2.02(ii) of, or as otherwise provided in, the Loan Agreement.

         All payments of principal and interest hereunder shall be due and payable to the Lender not later than 2:00 p.m. (Philadelphia, Pennsylvania time), on the day when due, all as more fully set forth in Section 2.05 of the Loan Agreement. Such payments shall be made in U.S. Dollars in immediately available funds without setoff, counterclaim (other than a compulsory counterclaim) or other deduction of any nature.

         Except as otherwise provided in the Loan Agreement, if any payment of principal or interest hereunder shall become due on a day which is not a Business Day, such payment shall be made on the next following Business Day and such extension of time shall be included in computing interest in connection with such payment.

         This Revolving Line of Credit Note is the "Revolving Line of Credit Note" referred to in, and is entitled to the benefits of the Revolving Line of Credit Loan Agreement dated May 31, 1996, executed by and between the Borrower and the Lender (as the same may be amended, modified or supplemented from time to time, hereinafter referred to as the "Loan Agreement"), which among other things provides for the acceleration of the maturity hereof upon the occurrence of certain events and for prepayments in certain circumstances and upon certain terms and conditions. Terms defined in the Loan Agreement shall have the same meanings herein.

         The holder of this Revolving Line of Credit Note is authorized to endorse on the Schedule 1 attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof (hereinafter referred to as the "Grid") the date and amount of each Revolving Credit Loan made pursuant to Section 2.01 of the Loan Agreement, and the date and amount of each payment or prepayment of principal thereof, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed; provided, however, that the failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such Revolving Credit Loan.

         The Borrower hereby expressly waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Revolving Line of Credit Note and the Loan Agreement.

         This Revolving Line of Credit Note shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

         IN WITNESS WHEREOF, the Borrower has caused this Revolving Line of Credit Note to be executed and delivered by its proper and duly Authorized Officer and has caused its corporate seal to be hereunto affixed and attested, pursuant to the resolution of its Board of Directors, all on the day and year first hereinabove written.

[SEAL]                           DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.,
ATTEST:                          a Delaware corporation

___________________________      By:_______________________________________
Name:                               Name:
    Secretary                       Title:

               SCHEDULE 1 TO REVOLVING LINE OF CREDIT NOTE

              LOANS AND PAYMENTS OF REVOLVING CREDIT LOANS

------------------------------------------------------------------------------
                                                   UNPAID
                                   AMOUNT OF      PRINCIPAL
                   AMOUNT OF       PRINCIPAL      BALANCE OF     NOTATION
       DATE          LOANS          REPAID          LOANS         MADE BY
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                   EXHIBIT "E"

                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                     REVOLVING LINE OF CREDIT LOAN AGREEMENT
                BY AND BETWEEN DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.
                    AND MELLON BANK, N.A., DATED MAY 31, 1996

                             Form of Opinion Letter

                                  See attached

                                   EXHIBIT "F"

                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                     REVOLVING LINE OF CREDIT LOAN AGREEMENT
                BY AND BETWEEN DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.
                    AND MELLON BANK, N.A., DATED MAY 31, 1996

                          Form of Officer's Certificate

   This Officer's Certificate of Diagnostic/Retrieval Systems, Inc. (hereinafter referred to as the "Certificate") is delivered to you pursuant to Section 5.02(vii) of the Revolving Line of Credit Loan Agreement dated May 31, 1996 (as may be amended from time to time (hereinafter referred to as the "Loan Agreement"), by and between Diagnostic/Retrieval Systems, Inc. (hereinafter referred to as the "Borrower"), and Mellon Bank, N.A. (hereinafter referred to as the "Lender"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein as therein defined.

   1. I am the duly elected, qualified and acting [Chief Financial Officer], [President] or [Chief Accounting Officer] of the Borrower.

   2. I have reviewed and am familiar with the contents of this Certificate. I am providing this certificate solely in my capacity as an officer of the Borrower. The matters set forth herein are true to the best of my knowledge, after diligent inquiry, but I express no personal opinion as to any conclusions of law or other legal matters.

   3. I have reviewed the terms of the Loan Agreement and the principal Loan Documents and have made, or caused to be made, under our supervision, a review in reasonable detail of the transactions and condition of the Borrower, its Subsidiaries and its Affiliates during the accounting period covered by the attached financial statements and computations attached hereto as Exhibit "F-1" ("Financial Statements"). Such review did not disclose the existence during or at the end of the accounting period covered by the attached Financial Statements, and I have no knowledge of the existence as of the date of this Certificate, of any condition or event which constitutes an Event of Default or Potential Event of Default, except as set forth below:*

   4. I hereby certify in my capacity as [President or Chief Financial Officer or Chief Accounting Officer] and in my capacity as an Authorized Officer that the Financial Statements attached hereto present fairly the financial position of the Borrower, its Subsidiaries and its Affiliates as of the end of such fiscal period and the results of its operations and the changes in its financial position and cash flows for such fiscal period, all in conformity with Generally Accepted Accounting Principles applied in a manner consistent with that of the most recent audited financial statements furnished to the Lender, subject to normal and recurring year-end audit adjustments.

   IN WITNESS WHEREOF, I execute this Certificate this ____ day of _____, 19__.

                                   DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.,
                                   a Delaware corporation

                                   By:_____________________________
                                      Name:
                                      Title:
----------

* Describe here (or in a separate attachment to this Certificate) the exceptions, if any, to Paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking and proposes to take with respect to each such condition or event.

                                  EXHIBIT "F-1"

                         FORM OF COMPLIANCE CERTIFICATE

                             ----------------------


         This Officer's Certificate of Diagnostic/Retrieval Systems, Inc. (hereinafter referred to as the "Certificate") is delivered to you pursuant to
Section 5.02(iv) of the Revolving Line of Credit Loan Agreement dated May 31, 1996 (as may be amended from time to time, hereinafter referred to as the "Loan Agreement") by and between Diagnostic/Retrieval Systems, Inc. (hereinafter referred to as the "Borrower"), and Mellon Bank, N.A., (hereinafter referred to as the "Lender"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein as therein defined. The Borrower hereby delivers to the Lender, together with the financial statements being delivered pursuant to
Section 5.02(i) and (iii) of the Loan Agreement, this Certificate for the accounting period from ________________, 19__ to ___________, 19__*. For purposes hereof, section and subsection references herein relate to sections and subsections, respectively, of the Loan Agreement, and amounts or ratios refer to the maximum or minimum amounts or ratios required under the relevant sections of the Loan Agreement.

I. NEGATIVE COVENANTS

A. CONSOLIDATED DEBT (Section 7.01(vi))

B. LIENS (Section 7.02(ii)(e))

         Amount of Purchase Money Liens     $________________
         Permitted Amount                   $1,000,000.00 at anytime outstanding

----------

* Insert dates representing the fiscal period covered by this Certificate.

C. LOANS, ADVANCES AND INVESTMENTS (Section 7.03)

   1. Subsection 7.03(iv)

      Aggregate demand advances to officers and employees outstanding at any time during the period covered by this Certificate:

                                                $[                   ]
                  Outstanding                     -------------------
                  Aggregated maximum      $250,000.00 at anytime outstanding
                  permitted to
                  officers/employees

D. RESTRICTED JUNIOR PAYMENTS (Section 7.04)

                  Actual Amount                 $
                  Permitted Amount              [$__________]

II.   FINANCIAL COVENANTS

A.    MINIMUM CONSOLIDATED QUICK RATIO (Section 8.01)

      Consolidated Quick Ratio, as determined at the end of the period covered by this Certificate:

                  Actual Consolidated Quick Ratio           __________ to 1.0
                  Minimum Required Current Ratio            1.0 to 1.0

B.    MAXIMUM CONSOLIDATED LEVERAGE RATIO (Section 8.02)

      Consolidated Leverage Ratio, as determined at the end of the period covered by this Certificate:

           Actual Consolidated Senior Liabilities (exclusive of
                 contingent liabilities)                    $___________

           Actual Consolidated Tangible Net Worth           $___________

           Actual Consolidated Subordinated Debt            $___________

           Actual Consolidated Leverage Ratio                ___________ to 1.0
           Maximum Permitted Consolidated Leverage Ratio     1.0 to 1.0

C.  MINIMUM CONSOLIDATED INTEREST COVERAGE RATIO (Section 8.03)

      Consolidated Interest Coverage Ratio, as determined at the end of the period covered by this Certificate:

                  Actual Consolidated Net Income                $___________
                  Actual Interest Expense                       $___________
                  Actual Prepaid Subordinated Debt              $___________
                  Actual Consolidated Interest Coverage Ratio   ____ to 1.0
                  Minimum Required Consolidated Interest
                  Ratio                                         1.75 to 1.0

            I hereby certify, in my capacity as an Authorized Officer of the Borrower, that the information set forth above is accurate as of _____________, 19__, to the best of my knowledge after diligent inquiry.


Dated:_______________, 19__


                              DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.,
                              a Delaware corporation

                              By:________________________________
                                 Name:
                                 Title:

                                   EXHIBIT "G"

                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                     REVOLVING LINE OF CREDIT LOAN AGREEMENT
                BY AND BETWEEN DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.
                    AND MELLON BANK, N.A., DATED MAY 31, 1996

                Form of Letter of Credit Reimbursement Agreement

                                  See attached

                                  SCHEDULE 2.01

                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                     REVOLVING LINE OF CREDIT LOAN AGREEMENT
                BY AND BETWEEN DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.
                    AND MELLON BANK, N.A., DATED MAY 31, 1996

                 List of Subsidiaries and/or Affiliates Who May
          Borrow and/or have Letters of Credit Issued for their Account

               All Corporate Guarantors and Partnership Guarantors

                                SCHEDULE 2.01(IV)

                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                     REVOLVING LINE OF CREDIT LOAN AGREEMENT
                BY AND BETWEEN DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.
                    AND MELLON BANK, N.A., DATED MAY 31, 1996

                         Existing Debt to be Refinanced

1. Note Payable to PNC Bank
--------------------------------------------  ----------------------------------
Interest Rate                                 Prime + 0.5.%
--------------------------------------------  ----------------------------------
Amount Borrowed                               $1,450,000.00
--------------------------------------------  ----------------------------------
Current Principal Balance                     $1,147,916.65
============================================  ==================================
Accrued Unpaid Interest thru May 31, 1996     $8,458.33
--------------------------------------------  ----------------------------------


2. Demand Line of Credit with Johnstown Bank & Trust Company
--------------------------------------------  ----------------------------------
Interest Rate                                 Prime + 1.0.%
--------------------------------------------  ----------------------------------
Maximum Principal Amount                      $1,000,000.00
--------------------------------------------  ----------------------------------
Current Principal Balance                     $-0-
============================================  ==================================
Accrued Unpaid Interest thru May 31, 1996     $4,363.95
--------------------------------------------  ----------------------------------


3. Note Payable to Comerica Bank (Equipment Loan)
--------------------------------------------  ----------------------------------
Interest Rate                                 8.422%
--------------------------------------------  ----------------------------------
Amount Borrowed                               $212,000.00
--------------------------------------------  ----------------------------------
Current Principal Balance                     $164,888.88
============================================  ==================================
Accrued Unpaid Interest thru May 31, 1966     $1,071.83
--------------------------------------------  ----------------------------------

                               SCHEDULE 4.01(III)

                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                     REVOLVING LINE OF CREDIT LOAN AGREEMENT
                BY AND BETWEEN DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.
                    AND MELLON BANK, N.A., DATED MAY 31, 1996

          Existing Issued and Authorized Capital Stock of the Borrower

1.    Preferred Stock

      Par Value:        $10.00 per share
      Authorized:       20,000,000 shares
      Issued:           0 shares
      Outstanding:      0 shares

2.    Common Stock

      Par Value:        $0.01 per share
      Authorized:       20,000,000 shares
      Issued:           5,966,066 shares
      Outstanding:      5,467,632 shares (498,434 shares held in treasury)


3.    Options per 1991 Stock Option Plan

      Number of Shares Subject to Options:          307,800 shares common stock


4.    Options per 1991 Non-Qualified Stock Option Plan

      Number of Shares Subject to Options:          130,000 shares common stock


5.    % Senior Subordinated Convertible Debentures Due 2003

      Number of Shares Issuable Upon Conversion:  2,824,858 shares common stock


6.    8.5% Convertible Subordinated Debentures Due 1998

      Number of Shares Issuable Upon Conversion:    332,800 shares common stock

                               SCHEDULE 4.01(VII)

                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                     REVOLVING LINE OF CREDIT LOAN AGREEMENT
                BY AND BETWEEN DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.
                    AND MELLON BANK, N.A., DATED MAY 31, 1996

                Pending Actions, Suits, Proceedings, Governmental
                     Investigations or Arbitrations

                                      NONE

                                SCHEDULE 4.01(XV)

                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                     REVOLVING LINE OF CREDIT LOAN AGREEMENT
                BY AND BETWEEN DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.
                    AND MELLON BANK, N.A., DATED MAY 31, 1996

                            Environmental Disclosure

                                      NONE

                               SCHEDULE 4.01(XVI)

                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                     REVOLVING LINE OF CREDIT LOAN AGREEMENT
                BY AND BETWEEN DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.
                    AND MELLON BANK, N.A., DATED MAY 31, 1996

                                      ERISA

                               Schedule 4.01 (xx)

                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                     REVOLVING LINE OF CREDIT LOAN AGREEMENT
                BY AND BETWEEN DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.
                   AND MELLON BANK, N.A., DATED MAY 31, 1996

                             List of Joint Ventures

                        1.    DRS Medical Systems
                        2.    Laurel Technologies Partnership

                               SCHEDULE 4.01(XXI)

                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                     REVOLVING LINE OF CREDIT LOAN AGREEMENT
                BY AND BETWEEN DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.
                    AND MELLON BANK, N.A., DATED MAY 31, 1996

                Existing Insurance Policies, Programs and Claims

    See Attached Certificates of Insurance. Also see attached list of claims.

                              SCHEDULE 4.01(XXVII)

                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                     REVOLVING LINE OF CREDIT LOAN AGREEMENT
                BY AND BETWEEN DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.
                    AND MELLON BANK, N.A., DATED MAY 31, 1996

                  Labor Unions/Collective Bargaining Agreements

                                      NONE

                                  SCHEDULE 6.05

                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                     REVOLVING LINE OF CREDIT LOAN AGREEMENT
                BY AND BETWEEN DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.
                    AND MELLON BANK, N.A., DATED MAY 31, 1996

                         Insurance Policies and Programs

                     See attached Certificate of Insurance

                               SCHEDULE 7.01(III)

                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                     REVOLVING LINE OF CREDIT LOAN AGREEMENT
                BY AND BETWEEN DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.
                    AND MELLON BANK, N.A., DATED MAY 31, 1996

                      Permitted Existing Consolidated Debt

1.    9% Senior Subordinated Convertible Debentures due October 1, 2003

               Principal amount outstanding:$25,000,000.00


2.      8.5% Convertible Subordinated Debentures due August 1, 1998

               Principal amount outstanding:$4,992,000.00


3. Suffolk County Industrial Development Agency 1991 Variable Rate Demand Industrial Development Revenue Refunding Bonds (Photronics Corp. Facility)

               Principal amount outstanding: $1,695,000.00


4. Covenant and Agreement Not to Compete Dated October 28, 1994 Between Ahead Technology, Inc. and Robert F. Van Houtten

               Amount outstanding: $369,000.00 ($9,000.00 per month)


5. Assumption and Assignment of License Agreement Dated as of July 7, 1995 Among Carl Zeiss Stiftung, Opto Mechanik, Inc., OMI Acquisition Corp. and Photronics Corp.

               Amount outstanding: $197,580.00 (varying installments through April 28, 1997)

6.    Term Note to Technology Development and Education Corporation

               Principal amount outstanding: $84,262.00 (monthly installments through March 1, 2000)


7.    Term Note to Southern Alleghenies Planning and Development Commission

               Principal amount outstanding: $63,516.00 (monthly installments through March 1, 2000)

8.    Term Note to CIT Group for Equipment Loan

               Principal amount outstanding as of May 30, 1996 was $22,321.31.

9.    The following 4 Letters of Credit

      (i) Standby Letter of Credit, Letter of Credit, No. T-251275, issued by Chemical Bank for the account of OMI Corp. for the benefit of the Government of Israel Ministry of Defense in the Stated Amount of $1,200,000.00, issued on December 15, 1995 and expiring no later than June 28, 1998.

      (ii) Irrevocable Letter of Credit, No. PB-284327, issued by Morgan Guaranty Trust Company of New York for the account of Photronics Corp. for the benefit of Manufacturers and Traders Trust Company in the Stated Amount of $2,451,103.00, issued on December 19, 1991 and expiring no later than December 19, 1996.

      (iii) Irrevocable Standby Letter of Credit, No. 526808, issued by Comerica Bank - California for the account of Precision Echo, Inc.for the benefit of Chung Shan Institute of Science and Technology (Taiwan) in the Stated Amount of $135,000.00, issued on February 2,1995 and expiring no later than July 29, 1996.

      (iv) Irrevocable Standby Letter of Credit, No. 531883, issued by Comerica Bank - California for the account of Precision Echo, Inc. for the benefit of Chung Shan Institute of Science and Technology (Taiwan) in the Stated Amount of $44,700.00 issued on March 18, 1996 and expiring no later than August 8, 1997.

NOTE:  All principal amounts are as of May 1, 1996.

                                  SCHEDULE 7.03

                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                     REVOLVING LINE OF CREDIT LOAN AGREEMENT
                BY AND BETWEEN DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.
                    AND MELLON BANK, N.A., DATED MAY 31, 1996

                         Existing Loans and Investments

I.          Loans:

            1. Amended and Restated Promissory Note from Mark S. Newman (Chairman of the Board, President and Chief Executive Officer) to the Company, dated as of May 26, 1995; $104,100 principal amount; 8% per annum interest rate

            2. Loan Receivable from Paul G. Casner, Jr. (President - DRS Electronic Systems Group); $50,000 current principal balance; no stated interest rate (interest is imputed annually based on Internal Revenue Code and IRS regulations)

II.   Investments:

            1. Excess corporate cash balances are currently invested in the following:

                  (i)   The Pierpont Money Market Fund (J.P. Morgan)

                  (ii)  Merrill Lynch Institutional Fund

                                SCHEDULE 7.12(I)

                   ATTACHED TO AND MADE A PART OF THAT CERTAIN
                     REVOLVING LINE OF CREDIT LOAN AGREEMENT
                BY AND BETWEEN DIAGNOSTIC/RETRIEVAL SYSTEMS, INC.
                    AND MELLON BANK, N.A., DATED MAY 31, 1996

                           List of Existing Guaranties

                                      NONE